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                                                                   Exhibit 10.18

                         AGREEMENT FOR PURCHASE AND SALE

     THIS AGREEMENT FOR PURCHASE AND SALE (the "AGREEMENT") is made and entered into as of the 6th day of December, 2005 (the "EFFECTIVE DATE") by and between UNICORN WISCONSIN, LLC, a Delaware limited liability company (the "SELLER") and Columbia Equity Trust, Inc., a Maryland corporation (the "PURCHASER"), as follows:

                                   WITNESSETH

     WHEREAS, Seller is the owner of a leasehold interest under that certain Lease dated December 21, 1959, recorded among the land records of the District of Columbia (the "LAND RECORDS") on December 28, 1959, as Instrument No. 40566 in Liber 11360 at folio 70, from Mary A.W. Holland and Robert D. Weaver (predecessors in interest to Thomas W. Holland, Robert M. Holland, Mary Charlotte Parr and Margaret W. Krull; collectively, the "GROUND LESSOR") to Norbick Realty Company, as amended and assigned pursuant to: (i) that certain Amendment to Lease, dated February 8, 1963, recorded February 14, 1963, as Instrument No. 4952 in Book 11949 at folio 385 of the Land Records; (ii) that certain Amended Lease dated December 31, 1963, recorded on June 18, 1964, as Instrument No. 20584 in Liber 12228 at folio 73 of the Land Records; (iii) that certain Assignment of Leasehold Interest dated August 8, 1966, recorded on August 15, 1966, as Instrument No. 26678 in Liber 12654 at folio 196 of the Land Records; (iv) that certain Assignment of Leasehold Interest dated August 1, 1966, recorded on August 15, 1966, as Instrument No. 26679 in Liber 12654 at folio 199 of the Land Records; (v) that certain Amendment to Lease dated May 23, 1980, recorded May 30, 1980, as Instrument No. 17500 of the Land Records; (vi) that certain Assignment of Leasehold dated January 10, 1984, recorded January 11, 1984, as Instrument No. 1028 of the Land Records; (vii) that certain Assignment of Leasehold to 2233 Wisconsin Avenue Associates dated September 28, 1984, recorded December 31, 1984, as Instrument No. 47361 of the Land Records;
(viii) that certain Assignment of Leasehold to The Georgetown Building Associates Limited Partnership dated March 6, 1986, recorded March 7, 1986, as Instrument No. 9580 of the Land Records; (ix) that certain unrecorded Amendment to Lease dated April 10, 1989; (x) that certain Substitute Trustee's Assignment of Leasehold Interest, dated January 12, 2000, recorded on January 13, 2000, as Instrument Number 2000004734 of the Land Records; (xi) that certain Assignment of Leasehold Interest, dated December 14, 2000, by KeyKey Realty, Inc., a District of Columbia corporation, as Assignor, to Athena Wisconsin LLC, a Delaware limited liability company ("ATHENA"), as Assignee, recorded on December 18, 2000 as Instrument Number 2000115036 of the Land Records; (xii) that certain Amendment to Amended Lease dated December 15, 2000, recorded December 18, 2000, as Instrument No. 2000115037 of the Land Records; (xiii) that certain Second Amendment to Amended Lease dated April 19, 2003, recorded May 7, 2003, as Instrument No. 2003055073 of the Land Records; and (xiv) that certain Assignment and Assumption of Leasehold Estate dated April 30, 2003 by Athena, as Assignor, to Seller as Assignee, recorded on May 7, 2003 as Instrument No. 2003055069 of the Land Records, which Ground Lease covers certain real property located at 2233 Wisconsin Avenue N.W., Washington, D.C. as more particularly described on Exhibit A annexed hereto, (the "LAND"); and

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     WHEREAS, the Land is improved by a five (5) story multi-tenant office and retail building (together with the underground parking garage and all other improvements, if any, located on the Land, the "IMPROVEMENTS," which Improvements, together with the Land, are hereinafter collective the "IMPROVED REAL ESTATE"); and

     WHEREAS, the Seller has an interest in certain leases and rental agreements granting a real property interest to other persons for the use or occupancy of portions of the Improvements (the "TENANT LEASES"); and

     WHEREAS, the Seller owns certain tangible and intangible property used in connection with its use, enjoyment, ownership and operation of the Land and Improvements thereon, described on Exhibit B hereto, (collectively, the "PERSONAL PROPERTY"), which together with all of Seller's right, title and interest in the Ground Lease and interest in the Land, the Tenant Leases, the Improvements and the Personal Property (collectively the "Project"); and

     WHEREAS, Seller is a party to that certain Tenant Vacancy Escrow Agreement dated as of April 30, 2003, by and among Athena, Seller and Chicago Title Insurance Company ("Chicago Title") pursuant to which a portion of the purchase price paid to Athena by Seller is held by Chicago Title in escrow pending the leasing of certain portions of the Improvements (the "VACANCY ESCROW AGREEMENT"); and

     WHEREAS, the Lender (as hereinafter defined) is holding certain funds of the Seller as holdbacks or reserves pursuant to the loan documents evidencing and securing the Existing Financing (as hereinafter defined), which include, but are not limited to, the following (collectively, "HOLDBACK AGREEMENTS"): Real Estate Taxes, Insurance, Tenant Improvement and Leasing Commissions Reserve Agreement, Tenant Improvement and Leasing Commissions Reserve Agreement (Georgetown University), Holdback Reserve and Security Agreement and Holdback Reserve and Security Agreement (Ground Lease Rent); and

     WHEREAS, Purchaser desires to purchase the Project from Seller and Seller desires to sell the Project to Purchaser, all upon the terms and conditions contained herein.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements herein contained, the parties agree as follows:

     1. SALE OF THE PROJECT; ASSIGNMENT OF VACANCY ESCROW AGREEMENT AND HOLDBACK AGREEMENTS. Subject to and in accordance with the terms and provisions contained in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver the Improved Real Estate to Purchaser and Purchaser agrees to accept from Seller, all right, title and interest of Seller in the Project. In addition, subject to and in accordance with the terms and provisions contained in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver the Seller's rights and obligations under the Vacancy Escrow Agreement and Holdback Agreements to Purchaser and Purchaser agrees to accept from Seller, all right, title and interest to Seller in the Vacancy Escrow Agreement and Holdback Agreements.


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     2. PURCHASE PRICE. The purchase price for the Project shall be TWENTY-THREE
MILLION FIVE HUNDRED THOUSAND DOLLARS ($23,500,000) (the "PURCHASE PRICE"), which shall be paid as follows:

          A. Deposit.

               1. Within three (3) business days after the execution of this Agreement by all parties, time being of the essence, Purchaser shall deposit with Commonwealth Land Title Insurance Company (the "ESCROW AGENT") the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) (the "INITIAL DEPOSIT"). Within three (3) business days following the expiration of the Study Period (provided that Purchaser does not exercise its right to terminate this Agreement and receive the return of the Initial Deposit), time being of the essence, Purchaser shall post an additional deposit in immediately available good funds, by federal wire transfer (the "ADDITIONAL DEPOSIT", together with the Initial Deposit, the "DEPOSIT") in an amount equal to TWO HUNDRED THOUSAND DOLLARS ($200,000.00). The Deposit shall be non-refundable to Purchaser, except as otherwise expressly provided in this Agreement. The Deposit shall be held by Escrow Agent in escrow (the "ESCROW DEPOSIT") pursuant to the escrow agreement in the form attached hereto as Exhibit C, to be entered into among Seller, Purchaser and Escrow Agent (the "ESCROW AGREEMENT"), and delivered to Escrow Agent concurrently with the Deposit.

               2. The Deposit shall be invested in accordance with the Escrow Agreement, and all interest and other amounts earned on the Deposit shall constitute additional Deposit for all purposes in this Agreement.

               3. At Closing, Escrow Agent shall distribute the Deposit to Seller, and Purchaser shall receive a credit against the Purchase Price in the amount of the Deposit distributed to Seller, or if this Agreement is terminated, the Deposit shall be disbursed by Escrow Agent to Seller or Purchaser in accordance with the terms of this Agreement.

          B. Assumption of Existing Debt. The Purchaser shall assume at Closing the indebtedness (the "EXISTING FINANCING") secured by the Project payable to the order of Wachovia Bank, National Association as Master Servicer on behalf of Wells Fargo Bank, NA, as Trustee for the benefit of Certificate Holders of Commercial Mortgage Pass-Through Certificates Series Wachovia Bank 2003-C-5 ("LENDER") subject to Purchaser (or Seller, as the case may be) obtaining Lender's consent to the assumption of the Existing Financing ("LENDER'S CONSENT") prior to Closing in a form reasonably acceptable to Purchaser. The loan documents evidencing and securing the Existing Financing are hereinafter collectively referred to as the "EXISTING LOAN DOCUMENTS." Purchaser acknowledges that Seller has provided Purchaser with copies of the Existing Loan Documents and that Purchaser will not request any modifications or additions to the Existing Loan Documents except for (a) the assumption of the Existing Loan Documents by Purchaser (or Purchaser's assignee), (b) such modifications or additions to the Existing Loan Documents as may be identified by Purchaser during the Study Period, and (c) the release of Saul Eric Uberman and Reuven Uberman (collectively, "UBERMANS") from all of their guaranties under the Existing Loan Documents arising after the Closing Date and the substitution of the Purchaser (or its assignees) or other individuals or entities as the Lender may require in place of the Ubermans. The Purchaser agrees that in the event that if, as a condition to obtaining


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Lender's Consent, the Lender requires that the Purchaser, or its assignee, shall be a Delaware, single purpose entity, then the Purchaser (or its assignee, as applicable) shall comply with such condition. Purchaser further agrees to use commercially reasonable efforts to comply with any other conditions that the Lender may place upon Purchaser to grant such Lender's Consent. Within five (5) business days of the Effective Date, Purchaser shall use commercially reasonable efforts to furnish to Lender (with a copy to Seller) all information required by the Lender for the assumption of the Existing Financing, and shall use commercially reasonable efforts to, within five (5) business days, furnish to Lender such additional information as may be requested by Lender from time to time. Purchaser shall use commercially reasonable efforts to obtain Lender's Consent prior to the expiration of the Study Period. Purchaser acknowledges that Lender's Consent will not be deemed obtained or granted unless Lender has agreed to release the Ubermans from their guaranties and liability under the Existing Loan Documents with respect to events occurring after the date of Closing on terms and conditions as are satisfactory to the Seller and the Ubermans in their sole discretion. If Lender's Consent is not obtained on or before the expiration of the Study Period, then if Purchaser has not otherwise terminated this Agreement, Seller shall have the right to extend the Closing Date for sixty (60) days until the Purchaser has obtained Lender's Consent or terminate this Agreement on or before the expiration of the Study Period. Purchaser shall pay all costs associated with the assumption of the Existing Financing, including but not limited to any Lender's attorneys' fees and any assumption fees. Purchaser shall keep Seller informed as to the status of Purchaser's obtaining Lender's Consent upon Seller's request. All amounts held in escrow pursuant to and under the Existing Financing shall be transferred to Purchaser. At Closing, in addition to paying the Purchase Price, Purchaser shall pay Seller for all amounts held by Lender pursuant to the Existing Loan Documents, including, but not limited to, the Holdback Agreements. Notwithstanding anything contained herein to the contrary, if Lender's Consent (including the release of the Ubermans) is not obtained on or before the Closing Date (as same may be extended under this Agreement) then Seller may terminate this Agreement by written notice to the Purchaser.

          C. Assumption of Vacancy Escrow Agreement. Purchaser acknowledges that Seller has provided Purchaser with a copy of the Vacancy Escrow Agreement. Purchaser agrees that at Closing, Purchaser shall assume all of Seller's obligations and rights under the Vacancy Escrow Agreement. In addition, Purchaser shall reimburse Seller for certain advances made by Seller pursuant to the Vacancy Escrow Agreement in the amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) ("SELLER VACANCY REIMBURSEMENT"). Seller will provide Purchaser with (i) a full accounting for the costs spent or incurred to date pursuant to the Vacancy Escrow Agreement, (ii) an acknowledgement from Seller and Athena that the sum of TWENTY TWO AND 22/100 DOLLARS ($22.22) of Permitted Costs (as defined in the Vacancy Escrow Agreement) per rentable square foot has been paid or incurred by Seller for the space vacated by Georgetown University and (iii) an acknowledgement by Seller and Athena as to such other matters as are set forth in the Vacancy Acknowledgement attached as Exhibit 2(C) hereto dated as of the Closing Date ("VACANCY ACKNOWLEDGEMENT"). Notwithstanding anything contained herein to the contrary, the Purchaser is not required to pay the Seller Vacancy Reimbursement to Seller unless the Purchaser has been provided with the Vacancy Acknowledgement. The Seller Vacancy Reimbursement shall be released to Seller at Closing upon Purchaser's receipt of such Vacancy Acknowledgement. Seller shall not seek or receive any disbursements under the Vacancy Escrow Agreement without Purchaser's consent except Seller shall be entitled to seek and receive disbursements under the Vacancy Escrow Agreement prior to the Closing Date regarding costs and expenses it has incurred in connection with space formerly occupied by Georgetown University and presently occupied by Georgetown University, Quatt, Cornerstone and McKinley. Notwithstanding anything contained herein to the contrary, Seller may extend the Closing Date for sixty (60) days until Seller has obtained the Vacancy Acknowledgement that Seller is required to obtain hereunder.

          D. Balance of Purchase Price for Project. The Purchase Price less the Deposit and the outstanding principal indebtedness of the Existing Financing at Closing, subject to prorations and adjustments hereinafter set forth shall be paid to the Escrow Agent at Closing for delivery to Seller by wire transfer of immediately available funds.

          E. Payment of Holdback Agreements and Seller Vacancy Reimbursement. In addition to the payments of the Purchase Price at Closing, the Seller Vacancy Reimbursement (or any part thereof) if it is required to be paid to Seller at Closing pursuant to Section 2(C) hereinabove and all amounts held by Lender pursuant to the Existing Loan Documents, including, but not limited to the Holdback Agreements, shall be paid by Purchaser to the Escrow Agent at Closing for delivery to Seller by wire transfer of immediately available funds.

     3. TITLE TO THE PROPERTY.

          A. Purchaser shall, within five (5) days after the Effective Date, order (i) a commitment for title insurance (the "COMMITMENT"), (ii) a photocopy of all documents ("TITLE DOCUMENTS") describing all title exceptions shown on the Commitment (the "TITLE EXCEPTIONS"), and (iii) if Purchaser so elects, an ALTA Land Title Survey of the Land (the "SURVEY"). If Purchaser objects to any matters disclosed by the Commitment, Title Documents or Survey, Purchaser shall furnish Seller with a written statement thereof (the "TITLE NOTICE") prior to expiration of the Study Period (the "TITLE APPROVAL DATE") specifying in detail all such title and survey objections (collectively, the "TITLE OBJECTIONS").

          B. All matters shown on the Commitment and the Survey and all Title Exceptions which are not objected to by Purchaser prior to the Title Approval Date shall be "PERMITTED EXCEPTIONS". Seller shall have no obligation to cure any such Title Objections noted by Purchaser; provided, however, that Seller shall obtain a satisfaction and release or bond over any monetary liens existing as of the Closing Date, including, without limitation, any and all mortgages (other than the Existing Financing), mechanics' liens (other than monetary liens which are the result of Purchaser's or Purchaser's agent's or representative's actions or inactions) and judgment liens (collectively, "MONETARY LIENS"). Seller may elect to have any such Monetary Liens satisfied out of the Purchase Price at Closing. If Purchaser notifies Seller in writing that Purchaser has Title Objections, Seller shall have five (5) business days after receipt of the Title Notice to notify Purchaser in writing (a) that Seller will use reasonable efforts to remove such Title Objections on or before the Closing or (b) that Seller elects not to cause such Title Objections to be removed. In the event Seller fails to give such notice within such five day period, Seller shall be deemed to have elected clause (b) above. If Seller gives Purchaser notice under clause (b) above, Purchaser shall have five (5) days (the "TITLE DECISION DATE") in which to notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Project subject to such Title Objections, or that Purchaser will terminate this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this


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paragraph, then neither party shall have any further rights or obligations hereunder (except for any indemnity obligations of Purchaser pursuant to the other provisions of this Agreement), the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser shall fail to notify Seller of its election within said five-day period, Purchaser shall be deemed to have elected to terminate this Agreement. If Seller gives Purchaser notice under clause (a) above and, if despite its reasonable efforts to do so, Seller cannot satisfy such objections (other than the Monetary Liens, which shall be satisfied or bonded over by Seller) on or before Closing, then Seller shall have the right to extend the Closing Date for an additional sixty
(60) days. If, by such extended Closing Date, Seller can not satisfy such objections (other than the Monetary Liens, which shall be satisfied or bonded over by Seller), then Purchaser shall have the option to waive its Title Objections and proceed to Closing or terminate this Agreement. Notwithstanding anything contained herein to the contrary, Purchaser shall have the option at any time to waive its Title Objections and proceed to Closing.

          C. At Closing, the Escrow Agent shall stand ready to issue a standard ALTA Owner's Policy of Title Insurance (the "TITLE POLICY") covering the Land and the Improvements, in the full amount of the Purchase Price, subject only to the Permitted Exceptions. Purchaser shall pay the cost of the Title Policy and all extended coverage and endorsements requested by Purchaser and shall pay the cost of the Survey. The Escrow Agent's failure to issue such extended coverage or additional endorsements shall not affect Purchaser's obligations under this Agreement.

     4. SELLER'S PRE-CLOSING DELIVERIES.

          A. Purchaser acknowledges that it has received certain information concerning the Property from Seller, including but not limited to the Existing Loan Documents, leases, rent rolls, engineer's reports and all other information relating to the Property which has been made available to Purchaser at www.peracon.com ("PROPERTY INFORMATION"), and that except as herein provided Seller makes no representations or warranties of any kind regarding the accuracy, thoroughness or completeness of or conclusions drawn in the information contained in any of the Property Information. Except as herein provided Purchaser hereby waives any and all claims against Seller arising out of the accuracy, completeness, conclusions or statements expressed in materials furnished and any and all claims arising out of any duty of Seller to acquire, seek or obtain such materials.

          B. Purchaser further acknowledges that as part of the Property Information, Purchaser has received the following:

               1. Copy of the Ground Lease.

     Simultaneously with the execution of this Agreement, Seller shall provide Purchaser with the following to the extent that such documents were not included in the Property Information: Copies of the Existing Leases listed on the rent roll attached hereto as Exhibit D (the "RENT ROLL") and all lease guaranties in Seller's possession affecting such Existing Leases.

          C. Prior to the execution of this Agreement, Seller has provided Purchaser with a copy of that certain Phase I Environmental Site Assessment dated December 17, 2002 and


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prepared by IVI International, Inc. ("Environmental Report") and Purchaser
acknowledges receipt of same. Seller shall also provide Purchaser with access to the Improved Real Estate's Managing Agent, Zalco Realty, Incorporated ("ZALCO") for the Purchaser to inspect and copy, at Purchaser's cost and expense, any items regarding the project that are in Zalco's possession. The items set forth in Section 4 hereof to the extent that same are not a part of the Property Information are collectively referred to as the "DUE DILIGENCE MATERIALS."

          D. Except as otherwise provided herein, the Due Diligence Materials and Property Information have been provided to Purchaser without any representation or warranty of any kind or nature whatsoever and are merely provided to Purchaser for Purchaser's informational purposes. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller, or its brokers or agents (including, but not limited to Zalco) to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered to Purchaser by Seller or by Zalco, on Seller's behalf, in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Except as expressly stated herein, neither Seller, nor any affiliate of Seller, nor Zalco, nor any person or entity which prepared any report or reports delivered by Seller or by Zalco, on Seller's behalf, to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports. Until Closing occurs, Purchaser and Purchaser's Designees (herein defined) shall maintain all Due Diligence Materials and Property Information as confidential information.

     5. PURCHASER'S DUE DILIGENCE.

          A. Purchaser shall have until 5:00 p.m. Washington, DC time on thirty
(30) days after the effective date, time being of the essence, to perform a feasibility study of the Project, at Purchaser's sole cost and expense, including, but not limited to, review and approval of the physical and environmental characteristics and condition of the Project and performance of marketing and feasibility studies, structural and engineering investigations, auditing of books and records, financial analyses and verification of existing zoning. Seller agrees to provide Purchaser and its agents and representatives, reasonable access to the Improved Real Estate during normal business hours, subject to the rights of tenants, and at Zalco's office to all books, records, files, financial data, leases and contracts relating to the Project in Seller's or Zalco's possession (except Seller's corporate or partnership records, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged documents, reports and records and internally prepared memoranda and reports) and to reasonably cooperate in such examinations and to cause Zalco to reasonably cooperate in such examinations following the Effective Date for the purpose of performing, at Purchaser's sole cost and expense, the above-referenced studies, physical inspections, investigations and tests on the Project (collectively, the "TESTS") provided that no such tests shall be conducted without at least two (2) business days prior written notice to Seller and if any such Tests are invasive Seller's prior approval of such Tests, which approval shall be in Seller's sole and absolute discretion. The parties acknowledge that Purchaser may be required to perform a historical audit of the Project in order to comply with Item 3-14 of Regulation S-X promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the "3-14 REPORT") and Seller shall take


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commercially reasonable efforts to allow Purchaser's auditors access to all of
Project's books and records and the certified operating statements and management balance sheet for the Project in Seller's and Zalco's possession to enable Purchaser to comply with any such regulations applicable to Purchaser. Such books and records shall include the detailed general ledger of profits and loss, accounts receivable records, rent rolls and lease agreements. Purchaser's access rights shall continue until the earlier to occur of (i) the date Purchaser gives Seller notice of termination of this Agreement or (ii) the successful completion of the audit and the filing of the 3-14 Report with the Securities and Exchange Commission, but in no event any later than ninety (90) days after Closing. Notwithstanding anything herein to the contrary, Purchaser shall not need Seller's further consent to conduct Phase I environmental studies. Purchaser shall be required to conduct such Tests in a manner as to not disturb or interfere with the current use of the Improved Real Estate or the rights of the tenants at the Improved Real Estate and upon completion of such Tests, Purchaser agrees at its sole cost to promptly restore the Improved Real Estate to the condition it was in immediately prior to such Tests, including, but not limited to the prompt removal of anything placed on the Improved Real Estate in connection with such Tests. Seller shall have the right to have a representative of Seller present at all times while Purchaser is performing any such Tests, meeting with any tenant and otherwise conducting its feasibility study. Prior to Purchaser's entering the Improved Real Estate to conduct the inspections and tests described above, Purchaser shall obtain and maintain, and shall cause each of its contractors and agents to each obtain and maintain (and shall deliver to Seller evidence thereof), at Purchaser's sole cost and expense, general liability insurance, from an insurer reasonably acceptable to Seller, in the amount of at least One Million and No/100 Dollars ($1,000,000.00) combined single limit for personal injury and damage per representation, occurrence, such policies to name Seller as an additional insured party, which insurance shall provide coverage against any claim for personal liability or damage caused by Purchaser or its agents, representatives, employees or contractors in connection with such inspections and tests. Purchaser shall indemnify, defend (with counsel reasonably satisfactory to Seller), protect, and hold Seller and its agents, servants, attorneys, officers, partners, shareholders, consultants, contractors, directors, tenants, members, representatives and employees (collectively, the "SELLER PARTIES") harmless from and against any and all liability, loss, cost, expense, claim, damage, or expense (including, without limitation, mechanic's and materialmen's liens and reasonable attorney's fees and costs) of any kind or nature whatsoever which any of the Seller Parties may sustain or incur by reason of or in connection with any Tests made by Purchaser, or any of its employees, consultants, engineers, agents, representatives or contractors (collectively, the "PURCHASER'S DESIGNEES") relating to or in connection with the Project, or entries by any of Purchaser's Designees onto the Project during the conduct of any of the feasibility studies. Notwithstanding any provision to the contrary in this Agreement, the indemnity obligations of Purchaser under this Agreement shall survive any termination of this Agreement or the delivery of the deed and the transfer of title pursuant to this Agreement. This Section 5(a) shall survive any termination of this Agreement or Closing hereunder.

          B. If for any reason whatsoever Purchaser determines that the Project or any aspect thereof is unsuitable for Purchaser's acquisition, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Study Period, time being of the essence, and if Purchaser gives such notice of termination within the Study Period, this Agreement shall terminate. If this Agreement is terminated pursuant to the foregoing provisions of this section, then neither party shall have any further rights or obligations


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

hereunder (except for any obligations pursuant to the other provisions of this Agreement which survive a termination), Purchaser shall return all Due Diligence Materials and Property Information previously delivered by Seller to Purchaser and thereafter the Deposit shall be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller a notice of termination prior to the expiration of the Study Period, Purchaser shall be deemed to have elected to proceed with the purchase of the Project pursuant to the terms hereof.

          C. The parties hereto acknowledge that at the time of execution of this Agreement that Exhibits B (List of Personal Property), D (Rent Roll), E (Existing Loan Documents), Exhibit F (Ground Leases), Exhibit G (List of Service Contracts), Exhibit H (Ground Lessor Consent and Waiver Form), Exhibit J (Assignment and Assumption of Vacancy Escrow Agreement) and Exhibit O (List of Insurance Policies) were not attached to the Agreement and that the Seller shall provide such Exhibits to the Purchaser by 5:00 p.m. on Friday, December 9, 2005. Accordingly, the parties hereto agree that Section 5(A) hereinabove is hereby modified and amended so that the Study Period will commence on Saturday, December 10, 2005.

     6. REPRESENTATIONS AND COVENANTS OF SELLER. The Seller hereby makes the following representations, warranties, and covenants to Purchaser as of the date hereof, each of which is material to and is relied upon by Purchaser

          A. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full authority to conduct its business and to own and lease the Project. Seller is authorized to conduct business in all jurisdictions where the nature of its business requires such authorization.

          B. Subject to the Ground Lessor Consent and Waiver and the Lender's Consent, Seller has the right, power and authority to enter into this Agreement and all documents now or hereafter to be executed and delivered by Seller under this Agreement, carry out its obligations arising under this Agreement and other such documents and to transfer and convey the Project in accordance with the terms and conditions hereof without the consent of any other party, and the consummation of the transactions contemplated hereby will not violate any laws or any agreements or obligations by which Seller is bound. This Agreement and all documents now or hereafter to be executed and delivered by Seller under this Agreement have been duly authorized, executed and delivered by all necessary action on the part of the Seller, constitutes the valid and binding agreements of the Seller and are enforceable against Seller in accordance with their terms.

          C. Except as set forth in the Article XVII of the Ground Lease, there are no recorded or unrecorded contracts, agreements (written or oral) and/or options pertaining to or affecting the sale of the Project, or any part thereof.

          D. There is not now pending, or to Seller's knowledge threatened, any action, suit, or proceeding (including, but not limited to, condemnation or similar proceedings) before any court or governmental agency or body whatsoever which would materially and adversely affect the operation or value of the Project or the operation thereof.

          E. The Rent Roll correctly and completely lists all Tenant Leases and shows the name of such tenant, the size of the rented space, the commencement date and expiration date of each such Tenant Lease, the rent payable under each such Tenant Lease and the date of each such Tenant Lease.

          F. The Rent Roll also contains a list of all current rental delinquencies under the Leases as of the date set forth therein. Seller agrees to provide to Purchaser an updated list of rental delinquencies at Closing which shall be certified by Seller as true, correct and complete in all material respects.

          G. Except for security deposits placed with the Seller under the Tenant Leases, a list of which is included on the Rent Roll, to the best of Seller's knowledge, none of the tenants has paid to the Seller any rent or other charge of any nature under its Lease or otherwise relating to the Project for a period of more than thirty (30) days in advance, except for the Embassy of Burundi.

          H. To the extent Seller is obligated to perform any work or provide any tenant allowances under any of the Tenant Leases, Seller has performed such work and provided such tenant allowances which have accrued as of the Effective Date under the Tenant Leases.

          I. To the best of Seller's knowledge, there are no existing structural defects in any Improvements at the Project.

          J. Except as discharged, Seller has performed or paid all obligations (including, without limitation, performance of all work and payment of all work and other tenant allowances), required to be performed or paid by it under each of the Tenant Leases and is not in default of any of its obligations under any of the Tenant Leases, saving and excepting for certain disputes between Theodore's and Seller regarding the HVAC equipment in Theodore's demised premises and certain damage to Theodore's demised premise due to such HVAC equipment.

          K. Attached hereto as Exhibit E are true and correct copies of all documents evidencing and securing the Existing Debt. Seller has not received a written notice from the Lender that Seller is in breach of any of its obligations under such documents and, to the best of Seller's knowledge, no other party is in breach of its obligations under such documents.

          L. To the best of Seller's knowledge, a true and accurate photocopy of the Ground Lease is attached hereto and made a part hereof as Exhibit F. The Ground Lease is in full force and effect and there is no action or proceeding instituted, or to the best of Seller's knowledge, threatened, against Seller affecting Seller's interest as lessee under the Ground Lease. Seller, to the best of Seller's knowledge, is not in breach of its obligations under the Ground Lease and, to the best of Seller's knowledge, no other party is in breach of its obligations under the Ground Lease.

          M. Attached hereto as Exhibit G is a complete schedule of all operating and maintenance agreements and service contracts ("SERVICE CONTRACTS") for the Improved Real Estate which list includes the names of the contracting parties, the dates of the Service Contracts and a listing of all amendments to such Service Contracts, Seller, to the best of Seller's knowledge, is not in breach of any of its obligations under any of the Service Contracts. To the best of Seller's knowledge, no other party is in breach of any of its obligations under any of the Service Contracts. Seller shall assign all Service Contracts to Purchaser unless Purchaser requests that Seller terminate any or all Service Contracts. Seller shall terminate any Service Contracts that Purchaser requests Seller to terminate at Seller's expense on or before the Closing, provided that such Service Contracts can be terminated and Purchaser has requested such termination prior to the expiration of the Study Period. In addition, Seller shall terminate that certain management agreement between Seller and Zalco Realty Incorporated at Seller's expense on or before the Closing.

          N. All brokerage commissions due and payable with respect to the Tenant Leases have been paid by Seller and none are, or will be, due, payable and owing as of the Closing.

          O. Seller is not a foreign person within the meaning of Section 1445 of the IRC or any regulations promulgated thereunder.

          P. To the best of Seller's knowledge, there is not now pending nor is there any proposed proceeding for the rezoning of the Improved Real Estate or any portion thereof. Seller has not received any written notice from any governmental authority that any zoning, subdivision, environmental, hazardous waste, building code, health, fire, safety or other law, order, ordinance or regulation is violated by the continued maintenance, operation or use of the Improved Real Estate, including, without limitation, any Improvements located thereon or any parking areas.

          Q. The Seller, to the best of its knowledge, has paid all amounts that are due and payable, and has performed all of its obligations to the extent Seller's performance currently is due, under all of the covenants, conditions, restrictions, rights-of-way and easements constituting the Permitted Exceptions for the Improved Real Estate.

          R. There are no contracts currently in effect (i) for the sale, exchange or transfer of the Improved Real Estate or any portion thereof, or (ii) for the sale, exchange or transfer of any of the membership interests in Seller.

          S. Seller has filed or extended the time period to file all reports and returns required to be filed with respect to all taxes or other amounts assessed by any governmental authorities and has paid all such taxes and other amounts and all penalties or interest thereon.

          T. Except as set forth in the Environmental Report, Seller has no knowledge: (a) of the presence of any "Hazardous Substances" (as defined below) on the Project, or any portion thereof, or, (b) of any spills, releases, discharges, or disposals of Hazardous Substances that have occurred or are presently occurring on or onto the Project, or any portion thereof, or, (c) of the presence of any PCB transformers serving, or stored on, the Project, or any portion thereof, and Seller has no knowledge of any failure to comply with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances (as used herein, "HAZARDOUS SUBSTANCES" shall mean any substance or material whose presence, nature, quantity or intensity of existence, use manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is either: (1) potentially injurious to the public health, safety or welfare, the environment or the Project, (2) regulated, monitored or defined as a hazardous or toxic substance or waste by any governmental authority, or (3) a basis for liability of the owner of the Project to any governmental authority or third party, and Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products, by-products or components thereof, and asbestos). Notwithstanding the foregoing, the Seller makes no representation or warranty with regard to the presence, use, storage, manufacture, release or disposal of Hazardous Substances that are generally recognized to be appropriate to normal and customary office and/or residential uses or relate to the maintenance of the Project and in either case are not in excess of any applicable legal limits provided for by the Environmental Laws and are otherwise used in compliance with applicable Environmental Laws.

          U. Seller has no employees and no pension plans or employee benefit plans.

          V. To Seller's knowledge, all copies of documents included in the Property Information and the Due Diligence Materials are true and accurate copies of the corresponding documents without any independent investigation or inquiry having been made or any implied or express duty to investigate, make any inquiries or review the Property Information and Due Diligence Materials.

          W. References to the "KNOWLEDGE" of Seller shall refer only to the current actual knowledge of Zalco and Mark Petrusic. Zalco and Mark Petrusic have been involved personally in the management of the Property and are in the best position to be aware and have knowledge of the facts and circumstances pertaining to the representations and warranties made by the Seller herein. Furthermore, it is understood and agreed that Mark Petrusic shall have no personal liability in any matter whatsoever hereunder or otherwise related to the transactions contemplated hereby.

          X. The representations and warranties of Seller set forth in Section 6 hereof shall survive Closing for a period of one (1) year. Any claim which Purchaser may have against Seller for a breach of any such representation or warranty, whether such breach is known or unknown, which is not specifically asserted by written notice to Seller within such one (1) year period, time being of the essence, shall not be valid or effective and Seller shall have no liability with respect thereto.

     7. PURCHASER'S WARRANTIES AND REPRESENTATIONS. The Purchaser hereby makes the following covenants, warranties and representations to Seller, each of which is material to and relied upon by Seller and each of which shall be deemed made on the date hereof and again at Closing:

          A. Purchaser is a corporation organized, validly existing, and in good standing under the laws of the State of Maryland. At the time Seller requests the Ground Lessor Consent and Waiver (as hereinafter defined), Purchaser (or its permitted assignee) shall have a net worth exceeding Five Million Dollars ($5,000,000). Purchaser is authorized to conduct business in all jurisdictions where the nature of its business requires such authorization. The obligations and undertakings of Purchaser under this Agreement do not and will not violate or conflict with any agreement to which Purchaser is a party or by which its assets are bound. This Agreement has been duly authorized, executed and delivered by all necessary action on the part of the Purchaser, constitutes the valid and binding agreement of the Purchaser and is enforceable against Purchaser in accordance with its terms.

          B. In entering into this Agreement, the Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by the Seller or any agent, employee or other representative of the Seller or by any broker or any other person representing or purporting to represent the Seller, except as expressly set forth in this Agreement.

          C. As of the Effective Date, Purchaser has no knowledge of the existence of any facts or circumstances involving Purchaser or its principals which would entitle the Ground Lessor or Lender to withhold consent to the assignment of the leasehold interest of Seller to Purchaser or to the Purchaser's assumption of the Existing Financing, respectively.

          D. The representations and warranties of Purchaser set forth in
Section 7 hereof shall survive Closing for a period of one (1) year.

     8. CONDITIONS.

          A. In addition to all other applicable rights and remedies in the circumstances, Purchaser's and Seller's respective obligations to consummate the transactions described herein shall be subject to the representations, warranties of the other party set forth in this Agreement being true and correct in all material respects on and as of the Closing in the same manner and with the same effect as though such representations, warranties and covenants had been made on and as of the Closing, and the other party shall have performed and observed, in all material respects, all covenants and agreements to be performed and observed by such other party under this Agreement.

          B. Purchaser's and Seller's obligations to close under this Agreement are subject to and conditioned upon receipt of a written statement (the "GROUND LESSOR CONSENT AND WAIVER") signed by the Ground Lessor, in the form attached hereto as Exhibit _H, whereby the Ground Lessor (a) consents to the assignment of Seller's interest in the Ground Lease to Purchaser pursuant to Article XII of the Ground Lease, if such consent is required, (b) waives the right of Ground Lessor to purchase the Improved Real Estate under Article XVII of the Ground Lease, and (c) certifies to the matters set forth therein. Seller shall use reasonable efforts to obtain the Ground Lessor Consent and Waiver. Purchaser agrees to cooperate with Seller in the provision of such information as may be reasonably requested by the Ground Lessor by reason of Seller's request. Notwithstanding anything contained in this Agreement to the contrary, in the event that the Seller is not able to obtain the Ground Lessor Consent and Waiver by the Closing Date (as the same may be extended pursuant to the terms of this Agreement) then either party may terminate this Agreement by written notice to the other party.

          C. Seller shall use commercially reasonable efforts (but shall not be obligated to compensate any tenants in connection therewith) to obtain and deliver to Buyer no later than three (3) business days prior to the Closing Date an executed estoppel letter, substantially in the form attached hereto as Exhibit I (the "TENANT ESTOPPEL"), from all tenants under Tenant Leases in effect as of the Closing Date (the "TENANTS", individually, a "TENANT"). As a condition to Purchaser's obligation to consummate the transactions described herein, Seller is required to deliver Tenant Estoppels from Tenants whose Leases constitute in the aggregate not less than eighty percent (80%) of the leased square footage of the Improvements, including, in all events, a Tenant Estoppel from Georgetown University and Tenant Estoppels from all other Tenants whose rentable demised premises under such Tenant Leases equal or exceed Five Thousand (5,000) square feet ("MAJOR TENANTS"). Notwithstanding the foregoing, if at Closing Seller is unable or fails to deliver such Tenant Estoppels, Seller may execute and deliver to Purchaser, at Closing, its own certificate with respect to up to ten percent (10%) (but not for Major Tenants) of the eighty percent (80%) of Tenants occupying space, from whom estoppel certificates were not received and whose Tenant Leases are in full force and effect (substantially in the form of Exhibit I, appropriately modified to reflect that they are certificates of Seller and made to Seller's knowledge; hereinafter, the "SELLER'S ESTOPPEL CERTIFICATE") and the statements of Seller contained therein shall survive the Closing until the earlier of (a) one year after Closing, and (b) the date Purchaser obtains an estoppel certificate from a Tenant for whom Seller delivered a Seller's Estoppel Certificate. Notwithstanding anything contained herein to the contrary, Seller may extend the Closing Date for sixty (60) days until Seller has obtained the Tenant Estoppels that Seller is required to obtain hereunder. Notwithstanding anything contained in this Agreement to the contrary, in the event that the Seller is not able to obtain the Tenant Estoppels (including, but not limited to the Tenant Estoppels from the Major Tenants) by the Closing Date (as the same may be extended pursuant to the terms of this Agreement) and the Purchaser has not waived the requirement to obtain such Tenant Estoppels then the Seller may terminate this Agreement by written notice to the Purchaser.

          D. Purchaser's obligation to close under this Agreement is also subject to and conditioned upon receipt of the Vacancy Acknowledgement and Lender's Consent and Seller's delivery of the documents set forth in Section 9 below. Seller's obligation to close under this Agreement is also subject to and conditioned upon receipt of Lender's Consent (including the release of the Ubermans) and Purchaser's performance of its obligations under this Agreement. Notwithstanding anything contained herein to the contrary, in the event that the Seller is not able to obtain the Vacancy Acknowledgement by the Closing Date (as same may be extended pursuant to the terms of this Agreement) and the Purchaser has not waived the requirement to obtain such Vacancy Acknowledge then the Seller may terminate this Agreement by written notice to the Purchaser.

     9. CLOSING, DELIVERIES, PRORATED ITEMS AND CHARGES.

          A. The closing of this Agreement (the "CLOSING") shall be held on February 15, 2006 or such earlier date as the parties agree (the "CLOSING DATE"), as such Closing Date may be extended pursuant to the terms and conditions of this Agreement. TIME BEING OF THE ESSENCE. Closing shall take place in escrow with the Escrow Agent, at its offices as set forth in Section 18 hereof.

          B. At Closing, Seller shall deliver or cause to be delivered to Purchaser the following items:

               (i) An assignment to Purchaser, and assumption by Purchaser, of Tenant Leases in the form attached hereto as Exhibit L.

               (ii) An assignment to Purchaser, and Assumption by Purchaser, in the form attached hereto as Exhibit M of the Service Contracts and to the extent assignable, all intangible rights, licenses and/or permits for the Improved Real Estate.

               (iii) Bill of Sale with warranty of title and no other warranties or representations, conveying all Personal Property in "as-is" "where-is" condition in the form attached hereto as Exhibit N.

               (iv) Copies of all records of Seller relating to Leases, operations, service, repair, and maintenance of the Improved Real Estate.

               (v) Any and all other documents, instruments, certificates, affidavits, or other items reasonably necessary or appropriate to perform the obligations hereunder consistent with the terms and provisions of this Agreement which are reasonably required by Purchaser's attorney or the Title Insurance Company to evidence the authority of the parties executing documents on behalf of Seller;

               (vi) A FIRPTA affidavit.

               (vii) A closing statement duly executed by Seller setting forth in reasonable detail the financial transaction contemplated by this Agreement, including without limitation the Purchase Price, all prorations, the allocation of costs specified herein, and the application and disbursement of all funds.

               (viii) Possession of the Project, subject to the Leases, and keys therefor to the extent such keys are in Seller's and Zalco's possession.

     At Closing, the parties shall also execute an assignment of the Ground Lease, in the form attached hereto as Exhibit K and an Assignment of the Vacancy Escrow Agreement, in the form attached hereto as Exhibit J.

          C. At Closing, the Purchaser shall in accordance with the wire transfer instructions of the Escrow Agent, send the Escrow Agent (i) the portion of the Purchase Price described in Paragraph 2(C) hereof, (ii) payment for all amounts held by Lender pursuant to the Existing Loan Documents, including, but not limited to, the Holdback Agreements, (iii) the Seller Vacancy Reimbursement (or any part thereof) if the Vacancy Acknowledgement has been delivered to Purchaser, and (iv) payment for the Supplemental Lease Costs (as hereinafter defined).

          D. The Seller shall pay its own attorney's fees. The Purchaser shall pay its own attorney's fees, the cost of any survey update, the cost of title insurance (including any commitment and title search or examination fees or costs) and the cost of any deletions, modifications or endorsements to such title policy desired by Purchaser or its lender. The Purchaser and the Seller shall each pay one-half of all transfer or recordation taxes imposed by reason of the conveyance of the Project to Purchaser.

          E. Tenant security deposits held in cash shall be retained by the Seller, but shall be credited to the Purchaser and, after Closing, the Purchaser shall be responsible for all cash Tenant security deposits for which Purchaser receives credit at Closing. At Closing, Seller, at Seller's expense, shall cause all letters of credit evidencing security deposits to be transferred to Purchaser and, after Closing, Purchaser shall be responsible for all such security deposits.

          F. The items in subparagraphs (G) through (J) of this Article 9 shall be apportioned or prorated between Seller and Purchaser as of 12:01 a.m., Washington, D.C. time, on the Closing Date (with all prorations to be made on a 365 day year basis).

          G. All rents actually paid and other income actually received for the month in which the Closing occurs and expenses (including amounts due under any Service Contract), ground rent, interest on the Existing Financing and real estate and personal property taxes and other assessments, utilities (which shall be placed in Purchaser's name by Purchaser at Closing) (other than recording taxes) for the year in which the Closing occurs, shall be prorated as of Closing on a per diem basis based upon the actual number of days in the calendar month or year (as the case may be) of Closing. If taxes for the year of Closing are unknown at the time of Closing, prior year's taxes shall be used and when such taxes become known, the parties shall adjust the proration at that time based upon such actual taxes. If the Closing shall occur before rents have actually been paid for the month in which the Closing occurs, the apportionment of such rents shall be upon the basis of such rents actually received by the Seller. Subsequent to the Closing, if any such rent or rents for any time prior to Closing are actually received by the Purchaser, upon its receipt of such rents, the Purchaser shall promptly pay to the Seller its prorated share thereof, each such payment to be applied in the following order:

          First, to the month in which Closing shall occur;

          Second, to the most recently accrued obligations until Purchaser is current on all rent obligations accruing after Closing.

          Third, to any periods preceding the month of Closing.

     Notwithstanding the foregoing, in the case of rents from the Embassy of Burundi, which pays its rent quarterly, such rents shall be adjusted when received as follows:

          First to Seller to the extent of any rentals accruing to the calendar quarter in which the Closing shall occur;

          Second, to the most recently accrued obligations until Purchaser is current on all rent obligations accruing after Closing.

          Third, to any periods preceding the calendar quarter in which Closing occurs.

     If any rents are received by Seller subsequent to the Closing that are payable to Purchaser by reason of this Agreement, Seller shall promptly pay such amounts to Purchaser. The Purchaser shall make a good faith effort to collect delinquent rents for the benefit of the Seller but shall not be required to initiate any litigation to collect such delinquencies. Seller agrees not to commence any actions against any tenants subsequent to the Closing, unless such tenants have vacated the Project. The Seller shall pay all utilities and other operating expenses of the Project arising or accruing prior to the Closing. The Purchaser shall pay all utilities and other operating expenses of the Project arising or accruing on or after the Closing. The provisions of this subparagraph shall survive Closing.

          H. To the extent such expenses are the obligation of Seller and not of tenants under the Tenant Leases, utilities, including water, sewer, electric, and gas, shall be based upon the last reading of meters prior to the Closing. Seller shall endeavor to obtain meter readings on the day of the Closing Date, and if such readings are obtained, there shall be no proration of such items. No proration shall be made for utility expenses that are separately metered to and paid directly by tenants and for which Seller has no obligation to pay. Additionally, Seller shall retain the right to receive reimbursement or refund from the applicable utility company (or Purchaser) of all security deposits held by any such utility companies in connection with the provision of services prior to the Closing Date.

          I. Fees and charges under all Service Contracts as are being assigned to and assumed by Purchaser at the Closing, on the basis of the periods to which such Service Contracts relate, to the extent such expenses are the obligation of Seller and not of tenants under the Tenant Leases. Purchaser shall reimburse Seller for any prepaid charges under Service Contracts and any deposits being held by other parties to such Service Contracts.

          J. Where the Tenant Leases contain tenant obligations for taxes, operating expenses or additional charges of any other nature ("CAM CHARGES"), and where Seller shall have collected any portion thereof in excess of amounts incurred by Seller for such items for the period prior to the Closing Date, then there shall be an adjustment and credit given to Purchaser on the Closing Date for such excess amounts collected. Purchaser shall apply all such excess amounts to the charges owed by Purchaser for such items for the period after the Closing Date and, if required by the Tenant Leases, shall rebate or credit tenants with any remainder. If it is determined after Closing that the amount collected during Seller's ownership period is less than the expenses incurred during the same period, then Purchaser shall promptly pay to Seller the deficiency upon receipt from tenants of the deficiency. If it is determined at any time after Closing that the amount collected during Seller's ownership period exceeded expenses incurred during the same period by more than the amount previously credited to Purchaser at Closing Seller shall promptly pay to Purchaser the deficiency. If it is determined after Closing that the amount collected during Seller's ownership period exceeded expenses incurred during the same period by less than the amount previously credited to Purchaser at Closing, then Purchaser shall promptly pay to Seller the deficiency. The foregoing provisions shall expressly survive the Closing.

          K. Any such adjustments not finally determined or agreed upon as of such Closing Date shall be paid by Purchaser to Seller, or by Seller to Purchaser, as the case may be, from time to time in cash as soon as practicable following the receipt or determination of the information necessary to make the adjustments after the Closing Date.

          L. Without limiting the generality of subparagraph (K) above, after year-end (or other applicable period) adjustments with tenants under Tenant Leases for real estate taxes, assessments, maintenance charges, and operating expenses, Purchaser shall prepare and present to Seller a calculation of the re-proration of taxes, assessments, CAM Charges, and those operating expenses to which the CAM Charges relate, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser's calculation.

          M. For a period of twelve (12) months following the Closing Date, Purchaser and Purchaser's successors and assigns shall make available to Seller and its successors and assigns, and Seller shall make available to Purchaser and Purchaser's successors and permitted assigns, and their respective employees, agents and representatives all books and records maintained with respect to the Project which relate to any of the items to be prorated or allocated under this Agreement in connection with such Closing, which books and records shall be made available for inspection and copying upon reasonable notice during ordinary business hours. Any such inspection shall be at reasonable intervals and at the inspecting party's sole cost and expense. The obligations under this Article 9 shall survive the Closing.

     10. RISK OF LOSS; TERMINATION; RIGHTS, REMEDIES.

          A. If, prior to the Closing, action is initiated to take all or a portion of the Improved Real Estate by eminent domain proceedings or by deed in lieu thereof, Seller shall notify Purchaser in writing, and the Purchaser may either (i) terminate this Agreement by delivering written notice to Seller within five (5) days after receipt of Seller's notice or (ii) consummate the Closing in which latter event the award of the condemning authority shall be assigned by the Seller to the Purchaser at the Closing.

          B. In the event of damage by fire, act of God or other casualty to all or a portion of the Improved Real Estate prior to the Closing which, in the reasonable estimate of the Seller, would cost ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) or less to repair, this Agreement shall remain in full force and effect. In such event, (i) the Seller shall, at Closing, pay to Purchaser any sums collected under any policies of insurance because of such casualty, and assign to the Purchaser all rights to collect such sums relating to such casualty (except for rent loss coverage applicable to periods prior to Closing) as may then be uncollected, (retaining however, the right to be reimbursed first therefrom for any sums previously incurred by Seller in connection with the repair or restoration of the Improved Real Estate) and (ii) the Purchase Price shall be reduced by the amount of the deductible under Seller's insurance policy.

          C. If damage referred to Paragraph 10(B) is in excess of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), this Agreement may, at the option of Purchaser, be terminated within five (5) days after Purchaser receives written notice thereof, and upon return of the Deposit to Purchaser, neither party shall have any further liability to the other, except as herein specifically provided. If Purchaser does not elect to terminate, this Agreement shall remain in full force and effect, and at Closing the Seller shall pay to the Purchaser any sums collected under any policies of insurance because of such casualty, and assign to the Purchaser all rights to collect such sums relating to such casualty as may then be uncollected, (retaining however, the right to be reimbursed first therefrom for any sums previously incurred by Seller in connection with the repair or restoration of the Improved Real

Estate and rent loss coverage for periods prior to Closing) and the Purchase Price shall be reduced by the amount of the deductible under Seller's insurance policy.

     11. RELEASE OF SELLER. By execution of this Agreement, absent the breach by Seller of an express representation made by Seller contained in Article 6 above Purchaser agrees that Seller shall be deemed released from any claim or demand of any nature concerning the Project including its elements, environmental and zoning matters, claims related to compliance with any federal or state law, rule or regulation or any other matter. In furtherance thereof, Seller shall have no liability with respect to any of the representations and warranties made in this Agreement or any representations and warranties made in any other document executed and delivered by Seller to Purchaser, to the extent that, prior to the Closing, Purchaser obtains actual knowledge (from whatever source, as a result of its due diligence tests, investigations and inspections of the Project, or disclosure in writing by Seller or Seller's agents and employees) that contradicts any such representations and warranties, or renders any such representations and warranties untrue or incorrect, and Purchaser nevertheless consummates the transaction contemplated by this Agreement. By Closing, Purchaser shall be deemed to have waived all such claims and demands described in the two (2) immediately preceding sentences; and the Purchaser shall not be entitled to "reserve" any claims or demands at Closing of which it has actual knowledge. Purchaser acknowledges, represents and warrants that Purchaser is not in a significantly disparate bargaining position with respect to Seller in connection with the transaction contemplated by this Agreement; that Purchaser freely and fairly agreed to this acknowledgment and waiver as part of the negotiations for the transaction contemplated by this Agreement; that Purchaser is represented by legal counsel in connection with this transaction and Purchaser has conferred with such legal counsel concerning this waiver. The provisions of this Section 11 shall expressly survive the Closing and/or termination of this Agreement without limitation.

     12. SELLER'S PRE-CLOSING OBLIGATIONS.

          A. Between the Effective Date of this Agreement and the Closing, Seller shall not, without Purchaser's prior written consent: terminate any Tenant Lease or tenancy except by reason of a default by the tenant thereunder or the natural expiration of such tenancy.

          B. Between the Effective Date of this Agreement and the Closing, Seller shall not enter into any new Tenant Lease or amend, renew (other than by reason of a renewal arising by reason of an existing renewal option granted under a Tenant Lease in effect as of the date hereof), or extend any of the existing Tenant Leases, nor grant any rebate, concession, allowance or free rent for any period subsequent to Closing without the prior written consent of Purchaser which consent shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Purchaser does not reasonably object thereto within five (5) days after receipt thereof. Any lease hereafter entered into by Seller in accordance with the provisions of this Article 12 with the consent of Purchaser is collectively referred to as a "PERMITTED SUPPLEMENTAL LEASE." Any tenant improvement concessions, brokerage commissions or any other costs and expenses attributable to a Permitted Supplemental Lease ("SUPPLEMENTAL LEASE COSTS") shall be borne solely by Purchaser and shall be paid to Seller at the Closing to the extent paid or incurred by or on behalf of Seller as of the Closing Date.

          C. Between the Effective Date of this Agreement and the Closing, Seller shall maintain or cause to be maintained in full force and effect until Closing fire and extended coverage insurance providing for replacement cost insurance. As of the date hereof, the schedule attached hereto as Exhibit O lists the policies of insurance presently maintained by Seller for the Project.

          D. Between the Effective Date of this Agreement and the Closing, Seller shall comply with its obligations under the Ground Lease and under each of the Tenant Leases to the extent required on or before the Closing and operate the Project in the ordinary course of business. Seller shall continue to maintain the Project in accordance with its previous practices, subject only to reasonable use and wear and the terms of Article 9 hereof.

          E. Seller agrees that from the Effective Date to the Closing, it will:
(i) not mortgage or encumber any part of the Project or take or suffer any other action affecting title to the Project, nor enter into any loan, without the prior written consent of Purchaser; (ii) not make any commitment or incur any liability to any labor union, through negotiations or otherwise, with respect to the Project; and (iii) not become a party to any new licenses, equipment leases, contracts or agreements of any kind relating to the Project, except such contracts or agreements as will be terminated at or prior to Closing without cost or expense to Purchaser or contracts which Purchaser agrees in its sole discretion to assume at Closing, without having obtained in each case the prior written consent of Purchaser.

          F. Seller agrees that from the Effective Date to the Closing, it shall promptly advise Purchaser of any notice of litigation received by Seller that may affect the ownership or operation of the Project.

          G. Seller agrees that from the Effective Date to the Closing, it shall not affirmatively encumber the Project, except as required by court order or as required by law.

          H. Seller agrees that from the Effective Date to the Closing, it shall not list the Project or any part thereof with any broker or otherwise solicit or make or accept any offers to sell the Project or any part thereof, engage in any discussions or negotiations with respect to the sale or disposition of the Project or any part thereof with any third party, or enter into any contract, agreement or letter of intent regarding the disposition of the Project or any part thereof.

     13. TERMINATION; DEFAULT; REMEDIES; LIMITATION ON LIABILITY.

          A. If Purchaser shall default in the performance of its obligation under this Agreement to purchase the Project, then Seller's sole remedy shall be to retain the Deposit then held by Escrow Agent as and for liquidated damages and neither party shall have any further liability to the other. Purchaser and Seller acknowledge that it would be extremely impracticable and difficult to ascertain the actual damages that would be suffered by Seller if Purchaser fails to consummate the purchase of the Project contemplated herein (for any reason other than Seller's failure, refusal or inability to perform any of Seller's covenants and agreements hereunder) in accordance with this Agreement. Purchaser and Seller have considered carefully the loss to Seller as a consequence of the negotiation and execution of this Agreement; and the personal expenses of Seller incurred in connection with the preparation of this Agreement and Seller's performance hereunder; and the other damages, general and special, that Purchaser and Seller realize and recognize Seller will sustain, but that Seller cannot at this time calculate with absolute certainty. Based on all those considerations, Purchaser and Seller have agreed that the damage to Seller would reasonably be expected to amount to the Deposit.

          B. If prior to Closing, Seller defaults in performing its obligations hereunder for any reason other than a failure by Purchaser to perform its obligations hereunder and if Seller has not cured such default after receipt of written notice specifying such default and twenty (20) days, then Purchaser may either (i) terminate this Agreement and receive a return of the Deposit, or (ii) pursue specific performance of Seller's obligation to convey the Project to Purchaser pursuant to the provisions of this Agreement. Notwithstanding anything contained herein, in no event will Purchaser be entitled to pursue specific performance in the event that Closing did not take place due to any matters outside the control of Seller, including, but not limited to, the failure of the Seller to obtain any Tenant Estoppels, the Lender Consent or consent of the Ground Lessor.

          C. Notwithstanding anything to the contrary contained herein, after the Closing: (a) the maximum aggregate liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Purchaser (including, without limitation, for any breach of any representation, warranty and/or covenant by Seller) under this Agreement or any documents executed pursuant hereto or in connection herewith, including, without limitation, Assumption of the Existing Loan, the Assignment of the Ground Lease, the Assignment of the Vacancy Escrow Agreement (collectively, the "OTHER DOCUMENTS"), shall under no circumstances whatsoever exceed FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00); and (b) no claim by Purchaser alleging a breach by Seller of any representation, warranty and/or covenant of Seller contained herein or in any of the Other Documents may be made, and Seller shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Purchaser alleging a breach by Seller of any such representation, warranty and/or covenant is for an aggregate amount in excess of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) (the "FLOOR AMOUNT"), in which event Seller's liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Seller shall have no liability with respect thereto. The Ubermans shall individually guaranty the Seller's liability under this Agreement as limited by this Section 13(C) for a period of one (1) year after the Closing.

     14. BROKER AND COMMISSION. Pursuant to separate commission agreements, the Seller has agreed to pay at the Closing, a commission to Summit Commercial Real Estate (the "SELLER'S BROKER"). Other than the Seller's Broker, Seller and Purchaser have not engaged the services of, or are they or will they become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein. The Seller and Purchaser shall indemnify, defend and hold the other harmless against all loss, liability and expense, including reasonable attorneys' fees and costs, suffered by the other due to a breach of the foregoing representation, covenant and warranty.

     15. MODIFICATION. This Agreement supersedes all prior discussions and agreements between the Seller and Purchaser with respect to the purchase/sale of the Project and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. This Agreement is intended by the parties hereto to be an integration of all prior or contemporaneous promises, agreements, conditions and undertakings between the parties hereto. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced.

     16. APPLICABLE LAW. This Agreement shall be governed by, construed under and enforced in accordance with the laws of the District of Columbia.

     17. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

     18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, by overnight courier which maintains evidence of service or mail, United States certified or registered mail return receipt requested, postage prepaid (or by facsimile to the following numbers) as follows:

          A.   To Seller:

               c/o 1370 Piccard Drive
               Suite 200
               Rockville, MD 20850
               Attention: Reuven Uberman
               Telephone: (301) 417-0300
               Facsimile: (301) 417-0507

               With Copies to:

               Donald N. Sperling, Esquire
               Beth H. McIntosh, Esquire
               Stein, Sperling, Bennett, De Jong,
               Driscoll & Greenfeig, P.C.
               25 West Middle Lane
               Rockville, MD 20850

          B.   To Purchaser:

               Columbia Equity Trust, Inc.
               1750 H Street, NW, Suite 500
               Washington, DC 20006
               Attention: Oliver T. Carr, III
               Telephone: (202) 303-3060
               Facsimile: (202) 303-3078

               With copies to:

               Hunton & Williams LLP
               1900 K Street, NW, Suite 1200
               Washington, DC 20006
               Attention: John M. Ratino
               Telephone: (202) 778-2221
               Facsimile: (202) 778-2201

          C.   To Escrow Agent:

               Commonwealth Land Title Insurance Company
               1015 15th Street, NW, Suite 300
               Washington, DC 20005
               Attention: Sarah E. Webb
               Telephone: (202) 312-5119
               Facsimile: (202) 737-4108

     All notices given by hand or overnight courier shall be effective upon delivery and notices by mail shall be effective three (3) business days after the post-mark from the U.S. Postal Service. All notice given by facsimile shall be deemed received on the date the same is sent provided there is written confirmation of receipt. The attorneys are authorized to give any notice specified on this Agreement on behalf of their respective clients.

     19. LITIGATION. Notwithstanding anything contained herein to the contrary, in the event of any litigation hereunder, the losing party shall pay all actual (and not consequential) out of pocket costs of the prevailing party, including reasonable attorneys' fees.

     20. TIME FOR PERFORMANCE. When the last day prescribed hereunder for performing any acts falls on a Saturday, Sunday or legal holiday, then such act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday.

     21. ASSIGNMENT. The parties agree that Purchaser shall have the right to assign this Agreement to any entity controlled by Purchaser for the purposes of acquiring the Project, provided (i) the assignee shall expressly assume the performance of the obligations of Purchaser hereunder and (ii) the assignee is structured as Lender and Ground Lessor may require and (iii) the assignee can satisfy the net worth requirements necessary to obtain the Lender's Consent and the Consent of the Ground Lessor. However, notwithstanding anything contained herein to the contrary, no assignment may occur hereunder after the Lender's Consent has been obtained if such assignment would invalidate such consent. Any other assignment of this Agreement by Purchaser shall be subject to the express prior written consent of Seller, which may be granted, withheld or conditioned by Seller in its sole and exclusive discretion. Purchaser agrees to deliver to Seller an executed copy of such assignment prior to Closing.

     22. WAIVER OF TRIAL BY JURY. PURCHASER AND SELLER HEREBY WAIVE, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, OR ANY CLAIMS, DEFENSES, RIGHTS OF SETOFF, OR OTHER ACTIONS PERTAINING HERETO, OR TO ANY OF THE FOREGOING. THIS SECTION SHALL SURVIVE THE CLOSING AND/OR THE TERMINATION OF THIS AGREEMENT.

     23. CONDITION OF PROJECT AND DISCLAIMER. Purchaser has inspected the Project and shall purchase the Project in its present "AS-IS, WHERE-IS CONDITION WITH ALL FAULTS", subject to the reasonable and ordinary wear and tear of the Project and damage by casualty between the Effective Date and the Closing, and to the other applicable provisions of this Agreement "AS-IS, WHERE-IS CONDITION WITH ALL FAULTS" shall mean as is, with all faults, including defects seen and unseen and all conditions natural and artificial without right of set-off or reduction in the Purchase Price and without representation or warranty of any kind, expressed or implied, except to the extent of the representations expressly stated herein. PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE REPRESENTATIONS EXPRESSLY STATED IN ARTICLE 6 OF THIS AGREEMENT), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROJECT, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, LEAD PAINT, RADON AND GEOLOGY, (B) THE SUITABILITY OF THE PROJECT FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER OR ANY TENANT MAY CONDUCT THEREON,
(C) THE COMPLIANCE OF OR BY THE PROJECT OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (D) THE HABITABILITY, MERCHANTABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROJECT, (E) THE COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE ENVIRONMENTAL CONDITION OF THE PROJECT AND THE PRESENCE OR ABSENCE OF OR CONTAMINATION BY HAZARDOUS MATERIALS, OR THE COMPLIANCE OF THE PROJECT WITH REGULATIONS OR LAWS PERTAINING TO HEALTH OR THE ENVIRONMENT, INCLUDING BUT NOT LIMITED TO, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, AND ANY STATE LAW SIMILAR TO THE FOREGOING, EACH AS MAY BE AMENDED FROM TIME TO TIME, AND INCLUDING

ANY AND ALL REGULATIONS, RULES OR POLICES PROMULGATED THEREUNDER OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROJECT AND OR THE CONDITION THEREOF. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROJECT AND EXCEPT FOR THOSE MATTERS EXPRESSLY REPRESENTED BY SELLER IN THIS AGREEMENT, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROJECT AND NOT ON ANY REPRESENTATIONS OR INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROJECT WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROJECT, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, ENVIRONMENTAL CONSULTANT, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, WITH THE EXPRESS EXCEPTION OF THOSE MATTERS EXPRESSLY REPRESENTED BY SELLER IN THIS AGREEMENT. THE PROVISIONS HEREOF SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF AND SHALL BE DEEMED TO SUPERSEDE ANY PROVISION OF ANY OTHER DOCUMENT OR AGREEMENT NOW OR HEREAFTER ENTERED INTO BY SELLER.

     24. MISCELLANEOUS PROVISIONS.

          A. The indemnities, representations and warranties hereunder shall be merged into the assignments or other documents executed and delivered at Closing and shall not be deemed to have survived the Closing, except as expressly set forth herein.

          B. This Agreement may not be recorded by either party.

          C. Wherever in this Agreement the singular number is used, the same shall be read to include the plural, and the plural shall be read to include the singular, and the masculine gender shall be deemed to include the feminine or neuter genders wherever the context may so require.

          D. Purchaser acknowledges that Purchaser has been advised pursuant to the provisions of Title 45, Section 308 of the District of Columbia Code concerning Soil Characteristics, that the soil on the Land in question is noted in the Soil Survey of the District of Columbia as Urban Land with the following characteristics: Urban Land Association, not rated, nearly level to moderately sloping areas, most of which are occupied by structures and works; on all landscape portions. Purchaser has been further advised that it may obtain further information with respect thereto by engaging a soil testing laboratory, the District of Columbia Department of Environmental Services, or the Soil Conservation Service of the Department of Agriculture.

          E. Time shall be of the essence with respect to each and every provision of this Agreement.

          F. This Agreement does not constitute an offer to sell and shall not bind either party unless and until each party has executed and delivered to the other an executed original counterpart hereof.

          G. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          H. The paragraph headings used herein are for reference purposes only, and do not control or affect the meaning or interpretation of any term or provision hereof, and shall not be deemed in any manner to modify, explain, qualify, or restate any of the provisions of this Agreement.

          I. The failure of any party to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision, or of the right of any party, thereafter, to enforce such provision. A waiver of any breach of this Agreement shall not be held to be a waiver of any other or subsequent breach.

          J. The representations, warranties, and agreements of the parties contained herein are intended solely for the benefit of the party to whom such representations, warranties, or agreements are made, and shall not confer any right hereunder, whether legal or equitable, in any other party, and no other party shall be entitled to rely thereon.

          K. A signed copy of this Agreement or any amendment hereto or any other document related hereto transmitted by telecopier or facsimile machine shall be deemed an executed original of such document for all purposes, and the party so providing such signed copy shall deliver promptly, thereafter, by nationally recognized overnight courier to all other parties an executed original copy of such signed document.

          L. Seller reserves the right to locate or cause to be located property of a like-kind suitable to Seller for the purpose of effectuating one or more exchange transactions solely by the transfer of this Agreement (but not title to the Project) by Seller to a "QUALIFIED INTERMEDIARY" selected by Seller (the "ACCOMMODATOR") in connection with a tax-deferred exchange as contemplated by
Section 1031 of the Internal Revenue Code of 1986, as amended. Purchaser agrees to cooperate with Seller in connection with such tax-deferred exchange, including the execution of such documents as may be reasonably necessary to effectuate the same; provided that (i) the Closing Date shall not be delayed as the result of such exchange; (ii) all additional costs in connection with such exchange shall be borne by Seller; (iii) such exchange is effectuated through an Accommodator; (iv) Seller conveys title to the property directly to Purchaser (or its permitted assignee) by direct deeding and remains liable for all of its obligations, representations and warranties hereunder; and (v) Seller shall indemnify Seller and hold Purchaser harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees relating to Purchaser's participation in such exchange. This Agreement and Seller's obligations hereunder are not subject to or conditioned upon Seller's ability to consummate an exchange. Purchaser's responsibility for reviewing exchange documents shall be limited to determining whether the terms and conditions of such exchange documents are such that they are in compliance with the foregoing provisions. Seller shall be responsible for the payment of all deposits and other costs required to be paid by the "purchaser" pursuant to the exchange documents and for making all determinations as to the legal sufficiency or other consideration, including but not limited to tax considerations, relating to such exchange documents. Purchaser, in so cooperating in any exchange transaction arranged by Seller, shall in no event be responsible for, or in any way warrant, the tax consequences of the exchange transaction.

          M. Seller expressly recognizes that Purchaser, or an entity to be associated with Purchaser in connection with the acquisition of the Project, may also desire to structure such acquisition as a tax deferred exchange under
Section 1031 of the Internal Revenue Code of 1986, as amended, and Seller shall cooperate in the execution and delivery of such documents, including the assignment of this Agreement to a "qualified intermediary" designated by Purchaser, as may be reasonably requested by Purchaser in order to obtain such exchange treatment for federal income tax purposes, provided that (i) the Closing Date shall not be delayed as the result of such exchange; (ii) all additional costs in connection with such exchange shall be borne by Purchaser;
(iii) such exchange is effectuated through an Accommodator; (iv) Purchaser remains liable for all of its obligations, representations and warranties hereunder; and (v) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees relating to Seller's participation in such exchange. This Agreement and Purchaser's obligations hereunder are not subject to or conditioned upon Purchaser's ability to consummate an exchange. Seller's responsibility for reviewing exchange documents shall be limited to determining whether the terms and conditions of such exchange documents are such that they are in compliance with the foregoing provisions. Purchaser shall be responsible for the payment of all deposits and other costs required to be paid by the "seller" pursuant to the exchange documents and for making all determinations as to the legal sufficiency or other consideration, including but not limited to tax considerations, relating to such exchange documents. Seller, in so cooperating in any exchange transaction arranged by Purchaser, shall in no event be responsible for, or in any way warrant, the tax consequences of the exchange transaction.

     IN WITNESS WHEREOF, the Seller and Purchaser have signed this Agreement for Purchase and Sale, as of the day and year first above written.

                                        PURCHASER:

                                        Columbia Equity Trust, Inc., a Maryland
                                        corporation


                                        By: /s/ Oliver T. Carr, III
                                            ------------------------------------
                                            Oliver T. Carr, III,
                                            Chairman and Chief Executive Officer


                                        SELLER:

                                        UNICORN WISCONSIN, LLC, a Delaware
                                        limited liability company

                                        By: Unicorn Management, Inc, a Delaware
                                        corporation, its manager


                                        By: /s/ Reuven Uberman            (Seal)
                                            ------------------------------------
                                            Reuven Uberman, President

     The undersigned hereby confirms its agreement to serve as Escrow Agent under this Agreement in accordance with the Escrow Agreement attached as Exhibit C hereto.

                                        ESCROW AGENT:

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                              Property Description

All of that certain lot or parcel of land situated, lying and being in the District of Columbia, and being more particularly described as follows:

Being parts of Lots 302 and 303 in Phillip Young's subdivision of lots in Square 1299 as per plat recorded in Liber No. 38 at folio 56 in the Office of the Surveyor for the District of Columbia; and also part of Lots 256 and 257 in Square 1299 in "Beatty & Hawkins Addition to Georgetown," as shown on Plat of Survey recorded in Survey Book 170 at Page 287 among said Surveyor's Office Records; and also part of Lots 298, 299, 300 and 301, inclusive, in Square 1299 in Robert D. Weaver's subdivision as per plat recorded in Liber No. 24 at folio 25, among said Surveyor's Office Records; and being more particularly described as follows:

BEGINNING for the same at a point on the Easterly line of Wisconsin Avenue, said point being 130 feet from the South line of Observatory Lane; thence leaving Wisconsin Avenue,

     1. North 71 degrees 44 minutes East, 298.41 feet to intersect the Westerly line of Observatory Circle; thence running with said Westerly line,

     2. Along the arc of a curve deflecting to the left, having a radius of 1000.00 feet, an arc distance of 270.005 feet; thence leaving Observatory Circle;

     3. South 74 degrees 19 minutes West, 280.36 feet to intersect the aforesaid Easterly line of Wisconsin Avenue; thence running with said Easterly line,

     4. North 33 degrees 41 minutes West, 261.07 feet to the place of beginning; containing a calculated area of 1.6667 acres of land, more or less.

Note: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lot 1006 in Square 1299.

Subject to right of way as set forth in Deed recorded December 8, 1908 in Liber No. 3196 at folio 63 among the Land Records of the District of Columbia.

Subject to and together with right of way as set forth in Deed recorded April 28, 1937 in Liber No. 7103 at folio 229 among the Land Records of the District of Columbia.

                                    EXHIBIT B

                                Personal Property

                                    EXHIBIT C

                                ESCROW AGREEMENT

Case No.: ___________________________

                              EARNEST MONEY DEPOSIT
                                ESCROW AGREEMENT

     THIS AGREEMENT is made as of the ___ day of __________, 2005 by and among Unicorn Wisconsin, LLC ("Seller"), Columbia Equity Trust, Inc. ("Purchaser"), and COMMONWEALTH LAND TITLE INSURANCE COMPANY ("Escrow Agent").

WHEREAS, Seller and Purchaser have entered into a certain Agreement for Purchase and Sale dated __________________, 2005, (the "Contract"), a copy of which is attached hereto and made a part hereof as "Exhibit A", concerning real property described in attached "Schedule A" or described as follows:

WHEREAS, in connection with the Contract, the Seller and Purchaser have requested Escrow Agent to receive the earnest money deposit finds and/or other property to be held in escrow and applied in accordance with the terms and conditions of this Escrow Agreement.

NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. COMMONWEALTH LAND TITLE INSURANCE COMPANY hereby agrees to act as Escrow Agent in accordance with the terms and conditions hereof. Escrow Agent shall not be deemed to be an agent of Seller or Purchaser. It is understood and agreed that Escrow Agent is an escrow holder only, and shall not be required to determine questions of fact or law which may arise hereunder.

2. INITIAL/ADDITIONAL DEPOSIT. Purchaser hereby delivers and Escrow Agent hereby acknowledges receipt of an initial deposit in the form of a check ______, wired Funds _____________, promissory note ________, letter of credit ____, or _________ (specify), in the total amount of _____________________________
Dollars ($ _________). Any additional amount(s) in any such form(s) deposited with Escrow Agent hereunder shall be added to the initial deposit and together with the initial deposit shall be referred to herein collectively as the "Deposit." The Deposit held by Escrow Agent hereunder shall be subject to the provisions of applicable state statutes governing unclaimed property.

3. DEPOSIT OF FUNDS (Select either 3.1. or 3.2. below).

                3.1. Any and all funds received in this escrow may be deposited in escrow account(s) of the Escrow Agent from which it may receive direct benefits of earned interest or indirect benefits such low interest loans. The Escrow Agent shall have no obligation to account to the parties to this escrow in any manner for the value of any direct or indirect benefits received by reason of the deposit of such escrow funds. Any such benefits shall be deemed additional compensation of the Escrow Agent for its services in connection with this escrow. All parties depositing funds in connection with this escrow are hereby notified that the fluids so deposited are insured only to the limit provided by the Federal Deposit Insurance Corporation.

                3.2. All funds of the Deposit received by Escrow Agent pursuant to this Agreement shall be processed for collection in the normal course of business and shall be deposited in an interest-bearing account established by Escrow Agent pursuant to joint written instructions from Seller and Purchaser. Said account will be held at the following institution:________________________ _______________________________________________ prior to such deposit, the taxpayer designated below must execute and deliver to Escrow Agent the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to the account. Seller and Purchaser hereby acknowledge that they are aware that the Federal Deposit Insurance Corporation coverages apply to a maximum amount of One Hundred Thousand Dollars ($100,000) per depositor. Further, both Seller and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller or Purchaser hold Escrow Agent liable for, any loss occurring or arising from a situation or event under the Federal Deposit Insurance Corporation coverages.

All interest earned on the Deposit funds shall, for income tax purposes, be reported to the Internal Revenue Service for the account of:

          Name:    _____________________________________________________________

          Address: _____________________________________________________________

                   _____________________________________________________________

          Phone:   _____________________________________________________________

          Tax I.D./Social Security No. _________________________________________

Escrow Agent shall not be responsible for any penalties, or loss of principal or interest, or in the withdrawal of the Deposit funds which may be imposed by the depository institution as a result of the making or redeeming of the investment pursuant to Seller and Purchaser instructions or redeeming of the investment as otherwise permitted hereunder.

4. DISBURSEMENT/DELIVERY OF DEPOSIT.

          4.1. At the time of settlement under the Contract, the Escrow Agent shall pay over or otherwise apply the Deposit, together with all interest earned thereon, if applicable, to the person or entity as provided in the Contract. Such payment or application of the Deposit and all applicable interest thereon shall fully release and discharge the Escrow Agent from any and all further duties and liability under this Agreement, unless the Escrow Agent shall have received prior thereto a Demand for Payment or a Demand for Refund under Section
4.2. or 4.3. hereof, in
which event the obligation of the Escrow Agent shall be governed accordingly by
Section 4.2. or Section 4.3., as applicable, and by Section 4.4 hereof.

          4.2. If at any time prior to settlement under the Contract while the Escrow Agent is still holding the Deposit pursuant hereto, the Seller shall be of the opinion that the Seller is entitled to a forfeiture of the Deposit and any applicable interest thereon under the terms and conditions of the Contract, the Seller shall give to the Escrow Agent a written demand for payment or delivery of the Deposit and the applicable interest thereon (herein a "Demand for Payment"). The Escrow Agent shall promptly send to the Purchaser a copy of such Demand for Payment. If the Purchaser is of the opinion that the Seller is not entitled to such a forfeiture under the terms and provisions of the Contract, the Purchaser shall cause to be received by the Escrow Agent, within fifteen (15) calendar days after the date the copy of such Demand is sent to Purchaser by the Escrow Agent, a written objection to payment or delivery (hereinafter an "Objection to Payment"), in which event the Escrow Agent shall continue to hold the Deposit and all applicable interest thereon in escrow until payment is required pursuant to Section 4.4. hereof. The Escrow Agent shall promptly send to Seller a copy of such Objection to Payment from Purchaser. If the Escrow Agent does not receive a written Objection to Payment from the Purchaser within the time period aforesaid, the Escrow Agent shall promptly pay over or apply the Deposit and all applicable interest thereon to Seller, and thereupon the Escrow Agent shall be fully released and discharged of any and all further liability hereunder with respect to the Deposit and the interest earned thereon, if any.

          4.3. If at any time prior to settlement under the Contract while the Escrow Agent is still holding the Deposit pursuant hereto, the Purchaser shall be of the opinion that the Purchaser is entitled to a refund or return of the Deposit together with all applicable interest thereon under the terms and conditions of the Contract, the Purchaser shall give to the Escrow Agent a written demand for refund or return of the Deposit together with the applicable interest thereon (herein a "Demand for Refund"). The Escrow Agent shall promptly send to Seller a copy of such Demand for Refund. If the Seller is of the opinion that the Purchaser is not entitled to such a refund or return under the terms and provisions of the Contract, the Seller shall cause to be received by the Escrow Agent, with fifteen (15) calendar days after the date the copy of such Demand is sent to Seller by the Escrow Agent, a written objection to refund (hereinafter an "Objection to Refund"), in which event the Escrow Agent shall continue to hold the Deposit and all applicable interest thereon in escrow until payment or application is required pursuant to Section 4.4 hereof. The Escrow Agent shall promptly send to Purchaser a copy of such Objection to Refund from Seller. If the Escrow Agent does not receive a written Objection to Refund from the Seller within the time period aforesaid, the Escrow Agent shall promptly pay over or return the Deposit and all applicable interest thereon to Purchaser, and thereupon the Escrow Agent shall be fully released and discharged of any and all further liability hereunder with respect to the Deposit and the interest earned thereon, if any.

          4.4(a). If the Escrow Agent shall receive an Objection to Payment and/or Objection to Refund in the manner and within the time period provided in
Section 4.2. and/or 4.3. hereof, respectively, then in either event or both such events the Escrow Agent shall continue to hold the Deposit and all applicable interest thereon, in escrow under the terms and conditions hereof, until the earlier of: (i) receipt by the Escrow Agent of a statement signed by both Seller and Purchaser directing how and to whom the Escrow Agent should pay over or apply the Deposit and all applicable interest thereon, in which event the Escrow Agent shall pay over or apply the Deposit and applicable interest thereon in the manner and to the person or persons as so instructed by Seller and Purchaser, or (ii) receipt by the Escrow Agent of a final judgment, order or decree from a court of competent jurisdiction instructing the Escrow Agent as to the manner and to whom the Deposit and applicable interest thereon should be paid or applied, and the lapse of any time for the taking of art appeal or petition to a higher court for a writ of certiorari therefrom, in which event the Escrow Agent shall pay over or apply the Deposit and applicable interest thereon in the manner and to the person or persons as required by such final judgment, order or decree. Upon payment or application by the Escrow Agent pursuant to either clause (i) or (ii) of the preceding sentence, the Escrow Agent shall be fully discharged of any and all further liability hereunder with respect to the Deposit and the interest earned thereon, if any.

          4.4(b). If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, Escrow Agent may, but shall not be required to, file an action with an appropriate court it selects to resolve the disagreement. Escrow Agent shall be indemnified, jointly and severally by Seller and Purchaser, for all costs and reasonable attorneys' fees in its capacity as Escrow Agent in connection with any such action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the action is received; provided, however, if Escrow Agent deposits with the court in connection with such action, the funds and property held by it in escrow hereunder, then Escrow Agent shall thereupon be fully released and discharged from all its duties and obligations hereunder. Escrow Agent shall be entitled to file a claim in such action for its costs, expenses and reasonable counsel fees not otherwise paid out of the funds of the Deposit

5. ESCROW/DISBURSEMENT FEES.

          5.1. Escrow Agent shall be entitled to receive an Escrow Fee of $________________________ for its services hereunder. Escrow Agent shall also be entitled to received a Disbursement Fee of $______________________________ for each disbursement (by wire or check) it makes hereunder subsequent to its first disbursement hereunder of less than the entire Deposit funds and applicable interest thereon. In addition, Escrow Agent shall be entitled to receive an Additional Escrow Fee of $_____________________ per month or portion thereof it serves in such capacity hereunder beyond an initial period of ____________ (_) months from the date of this Agreement.

          5.2. The various fees set forth in Section 5.1. above shall be payable in full to Escrow Agent at the time of and in connection with its services hereunder and its disbursement(s) of the Deposit funds and applicable interest thereon. Payment of such fees shall be shared equally by Seller and Purchaser. Escrow Agent may (but shall not be obligated to) defer collection of such fees until the time it conducts the settlement on the aforesaid property. Further, Escrow Agent may, at its sole option, elect to waive some or all of such fees in the event a policy of title insurance is purchased from Escrow Agent at the time of such property settlement. Escrow Agent shall be vested with a lien on the Deposit funds and other property deposited hereunder to secure payment of such fees and it shall be entitled to collect and retain the amount of such fees out of the Deposit and other funds held in escrow hereunder.

6. LIMITATIONS OF LIABILITY. Escrow Agent shall not be liable for any loss or damage resulting from the following:

          6.1. The effect of the transaction underlying this Agreement including without limitation, any defect in the title to the real estate, any failure or delay in the surrender of possession of the property, the rights or obligations of any party in possession of the property, the financial status or insolvency of any other party, and/or any misrepresentations of fact made by any other party.

          6.2. The default, error, act or failure to act by any party to the escrow.

          6.3. Any loss, loss of value or impairment of funds which have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a depository institution if such loss or loss of value or impairment results from the failure, insolvency or suspension of a depository institution.

          6.4. Any defects or conditions of title to any property that is the subject of this escrow; provided, however, that this limitation of liability shall not affect the liability of Commonwealth Land Title Insurance Company under any title insurance policy which it has issued or may issue. NOTE: No title insurance liability is created by this Agreement.

          6.5. Escrow Agent's compliance with any legal process including, but not limited to, subpoenas, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

          6.6. Escrow Agent shall have the right (without incurring any liability to Seller or Purchaser) to disregard any notices or instructions received from any party inconsistent with or contrary to the provisions of this Agreement.

          6.7. It is understood and agreed that the Escrow Agent's only duties and obligations hereunder are as expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent. The Escrow Agent shall not be liable for any acts or omissions of any kind nor for any mistakes of fact or errors of judgment hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct with regard to its duties under this Agreement. The Escrow Agent shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall be fully protected and not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          6.8. The Escrow Agent may rely upon and shall be protected in acting or refraining from acting upon any writing, instrument or signature furnished to it hereunder and believed by it to be valid, genuine and to have been signed or presented by the proper party or parties, without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of same and of the service thereof. The Escrow Agent may assume that any person purporting to give any notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

7. HOLD HARMLESS.

          7.1. Purchaser and Seller shall be jointly and severally obligated to indemnify and hold harmless the Escrow Agent from all damage, costs, claims, and expenses arising from performance of its duties as Escrow Agent hereunder, including reasonable attorneys' fees, except for those damages, costs, claims and expenses resulting from the gross negligence or willful misconduct of the Escrow Agent hereunder.

          7.2. In the event of any litigation relating to this escrow, the parties hereto agree that Escrow Agent shall be held harmless from any and all attorneys' fees, court costs and expenses relating to that litigation if that litigation is not brought due to Escrow Agent's gross negligence or willful misconduct hereunder. Seller and Purchaser shall be jointly and severally obligated to indemnify Escrow Agent for all such attorneys' fees, court costs and expenses. To the extent that Escrow Agent holds any funds under the terms of this Agreement, the parties agree that the Escrow Agent may charge to and collect from such funds such attorneys' fees, court costs, and expenses as they are incurred by Escrow Agent hereunder.

8. RELEASE UPON PAYMENT. Payment and/or delivery of the Deposit and applicable interest so held in escrow hereunder by Escrow Agent, in accordance with the terms, conditions and provisions of this Escrow Agreement, shall Mly and forever discharge and exonerate Escrow Agent hereunder from any and all further liability or obligation of any nature or character, at law or in equity, to the parties hereto and under this Agreement.

9. SUBSTITUTION OR RESIGNATION OF ESCROW AGENT. Seller and Purchaser may appoint a substitute escrow agent hereunder in place of Escrow Agent by giving their joint written notice of such appointment to Escrow Agent and such substitute escrow agent at least fifteen (15) days prior to the effective date of such substitution. Escrow Agent may resign upon thirty (30) days written notice to Seller and Purchaser. If a successor escrow agent is not appointed jointly by Seller and Purchaser within such 30-day period, Escrow Agent may petition a court to name a successor. The provisions of Section 7.2. hereof shall be equally applicable with respect to all costs and expenses incurred by Escrow Agent in connection with such action under this Section 9.

10. NOTICE. Any notice shall be in writing and deemed duly given when delivered in person (with receipt therefor) or sent by overnight courier, or registered or certified mail (postage prepaid, return receipt requested) to the parties as follows:

          N. To Seller:

               Unicorn Wisconsin LLC
               c/o 1370 Piccard Drive
               Suite 200
               Rockville, MD 20850
               Attention: Reuven Uberman
               Telephone: (301) 417-0300
               Facsimile: (301) 417-0507

               With Copies to:

               Donald N. Sperling, Esquire
               Beth H. McIntosh, Esquire
               Stein, Sperling, Bennett, De Jong,
               Driscoll & Greenfeig, P.C.
               25 West Middle Lane
               Rockville, MD 20850

          O.   To Purchaser:

               Columbia Equity Trust, Inc.
               1750 H Street, NW, Suite 500
               Washington, DC 20006
               Attention: Oliver T. Carr, III
               Telephone: (202) 303-3060
               Facsimile: (202) 303-3078

               With copies to:

               Hunton & Williams LLP
               1900 K Street, NW, Suite 1200
               Washington, DC 20006
               Attention: John M. Ratino
               Telephone: (202) 778-2221
               Facsimile: (202) 778-2201

          P.   To Escrow Agent:

               Commonwealth Land Title Insurance Company
               1015 15th Street, NW, Suite 300
               Washington, DC 20005
               Attention: Sarah E. Webb
               Telephone: (202) 312-5119
               Facsimile: (202) 737-4108

11. MISCELLANEOUS.

          11.1. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

          11.2. This Agreement shall be construed, enforced and interpreted under the laws of ________________________, without regard to principles of conflict of laws.

          11.3. Time shall be of the essence for all purposes in construing and applying the provisions of this Agreement.

          11.4. As used herein the plural shall include the singular, the singular the plural, and the use of any gender shall be applicable to all genders.

12. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Escrow Agreement may not be modified or amended in any way except by a writing signed by Seller and Purchaser and acknowledged by Escrow Agent. All written amendments to the Contract signed by Seller and Purchaser and which may directly or indirectly alter or affect any of the provisions of this Agreement shall be subject to written approval by Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

PURCHASER: COLUMBIA EQUITY TRUST, INC.


By:
    ----------------------------------
Name and Title
               -----------------------
Date:
      --------------------------------


SELLER: UNICORN WISCONSIN, LLC


By:
    ----------------------------------
Title:
       -------------------------------
Date:
      --------------------------------


ESCROW AGENT:
COMMONWEALTH LAND TITLE
INSURANCE COMPANY


By:
    ----------------------------------
Title:
       -------------------------------
Date:
      --------------------------------

                                  EXHIBIT 2(C)

                             VACANCY ACKNOWLEDGEMENT

          THIS VACANCY ACKNOWLEDGEMENT is made this ____ day of February, 2006, by ATHENA WISCONSIN, LLC, a Delaware limited liability company ("Athena") and UNICORN WISCONSIN, LLC, a Delaware limited liability company ("Unicorn"), for the benefit of COLUMBIA EQUITY TRUST, INC., a Maryland corporation (the "Purchaser").

          WHEREAS, Athena, Unicorn and Chicago Title Insurance Company are parties to that certain Tenant Vacancy Escrow Agreement dated as of April 30, 2003 (the "Escrow Agreement") (All capitalized terms not otherwise defined herein shall have the meanings set forth in the Escrow Agreement); and

          WHEREAS, the Purchaser and Unicorn have entered into an Agreement of Purchase and Sale with Seller dated December __, 2005 (the "Purchase Agreement"), wherein Purchaser has agreed to purchase the office building located at 2233 Wisconsin Avenue, N.W., Washington, DC; and

          WHEREAS, Purchaser is unwilling to close on the purchase of the Property unless Athena and Unicorn certify, acknowledge, and agree as to the matters set forth herein.

          NOW, THEREFORE, with the understanding that the Purchaser will rely thereon, the Athena and Unicorn hereby certify, acknowledge and agree as follows:

          1. The outstanding amount of funds ("Funds") held under the Escrow Agreement on the date hereof is $____________.

          2. The Tenant vacated all of the Tenant's Space on or before August 31, 2005 except for Suite 214 which Tenant held over in until October 31, 2005 and Athena is not entitled to credit for any Holdover Rentals except as previously paid to Athena.

          3. As of the date hereof, neither the Tenant nor its designee has sublet, leased or relocated to any space in the Building which was not part of Tenant's Space on the date of the Escrow Agreement.

          4. Athena is not entitled to any of the Funds, to make payment on or secure payment on the Contingent Note or otherwise, except pursuant to the express terms of the Escrow Agreement.

          5. Athena and Unicorn have received all disbursements due to each of them under the Escrow Agreement with respect to the Tenant Space consisting of ______ RSF that has been leased to Georgetown University, Quatt, Cornerstone and McKinley (the "Leased Tenant Space").

          5. Neither Athena nor Unicorn have received, nor are either of them due, any disbursements under the Escrow Agreement with respect to ______ RSF of Tenant Space, consisting of all of the Tenant Space other than the Leased Tenant Space (the "Remaining Tenant Space").

          6. As of the date hereof, Unicorn has paid (in the case of Category A) or incurred (in the case of Category D) in the aggregate at least $22.22 per RSF of Permitted Costs for each RSF of the Remaining Tenant Space.

          7. To the best of our information, knowledge and belief as of the date hereof, no set of facts or circumstances exists which would constitute a default under, or would but for the passage of time and/or the giving of notice constitute a default under, the terms, provisions or conditions of the Escrow Agreement on behalf of any party thereto.

          WITNESS the following hands and seals as of the day and year first above written.

Attest:                                 ATHENA WISCONSIN, LLC, a
                                        Delaware limited liability company

                                        By: THE ATHENA GROUP, LLC, a
                                            Maryland limited liability company


By:                                     By:                               (SEAL)
    ---------------------------------       -----------------------------
Print Name:                             Print Name
            -------------------------              -----------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

[CORPORATE SEAL]


                                        UNICORN WISCONSIN, LLC a
                                        Delaware limited liability company

                                        By: Unicorn Wisconsin Management, Inc.,
                                            a Delaware corporation


By:                                     By:                               (SEAL)
    ---------------------------------       -----------------------------
Print Name:                             Print Name
            -------------------------              -----------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                [CORPORATE SEAL]

                                    EXHIBIT D

                                    RENT ROLL

                                    EXHIBIT E

                             EXISTING LOAN DOCUMENTS

                                    EXHIBIT F

                                  GROUND LEASE

                                    EXHIBIT G

                          SCHEDULE OF SERVICE CONTRACTS

                                    EXHIBIT H

                        GROUND LESSOR CONSENT AND WAIVER

                                    EXHIBIT I

                             FORM OF TENANT ESTOPPEL

                          TENANT'S ESTOPPEL CERTIFICATE

                                                                  ________, 2005

Columbia Equity Trust, Inc. ("PURCHASER")
1750 H Street, NW
Suite 500
Washington, D.C. 20006

          RE: BUILDING NAME: ____________________________
              ADDRESS:       ____________________________ (THE "PROPERTY")

Ladies and Gentlemen:

     It is our understanding that __________________, a __________________
("SELLER") proposes to transfer the ownership of the Property to Purchaser. As a condition precedent of Purchaser acquiring the Property, Seller, Purchaser, and [PURCHASER'S MORTGAGE LENDER] ("LENDER") have required this certification of the undersigned.

     The undersigned, as Tenant, under that certain Lease Agreement, dated __________________ (the "LEASE"), for certain premises at the Property (the "PREMISES"), made with Seller, as Landlord, hereby ratifies the Lease and certifies to Seller, Purchaser and Lender that:

     1. The current annual Basic Rent payable pursuant to the terms of the Lease is $__________ PER ANNUM; and further, additional rental pursuant to the Lease is payable as follows: Tenant pays its pro-rata share of Excess Expenses in excess of the EXPENSE STOP OF $__________ PER SF [OR BASE YEAR OF _______]; and

     2. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except as noted above; and

     3. A true and correct copy of the Lease is attached hereto as Exhibit A. The Lease represents the entire agreement between Seller and Tenant as to the leasing of the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease; and

     4. On this date there are no existing defenses or offsets, claims or counterclaims which the undersigned has against the enforcement of the Lease by Seller; and

     5. No rental has been paid in advance and no security has been deposited with Seller except for a security deposit in the amount of $____________ [WHICH DEPOSIT IS IN THE FORM OF AN IRREVOCABLE LETTER OF CREDIT]; and

     6. The total rentable floor area of the Premises is __________ SQUARE FEET; and

     7. On the date of this certification there are no existing breaches or defaults by Seller or Tenant under the Lease that are known to Tenant; and

     8. The term of the Lease commenced on __________. The Rent Commencement Date under the Lease was __________. The Lease will expire on __________. The Tenant has no option to purchase all or any part of the Property or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease. The Lease provides for ___ (__) ___-YEAR EXTENSION OPTION; and

     9. Tenant has accepted possession of the Premises and there are no outstanding Landlord obligations to perform tenant improvements.

     10. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):
          None.

     11. All monthly installments of Basic Rent and Excess Expenses have been paid when due through __________, 2005. The current monthly installment of BASIC RENT IS $__________ and the current monthly installment of EXCESS EXPENSES IS $__________.

     12.  Tenant's current address for notices under the Lease is:

          __________________________

          __________________________

          __________________________

          Attn: ____________________

     Tenant acknowledges that this certificate may be delivered to Purchaser, Lender and their respective successors and assigns, and acknowledges that such persons will be relying upon the statements contained herein in acquiring the Property or disbursing loan advances or making a new loan secured by the Property and that receipt of this certificate by Lender and Purchaser is a condition of disbursing loan advances or making such loan or acquiring the Property, respectively. Without limitation, any entity formed by Purchaser to purchase the Property may rely upon this Certificate.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the ________ day of _____________, 2005.

                                                                        , a
                                        --------------------------------
                                                                        , Tenant
                                        --------------------------------


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                   Exhibit A to Tenant's Estoppel Certificate

                                      Lease

                                    EXHIBIT J

              ASSIGNMENT AND ASSUMPTION OF VACANCY ESCROW AGREEMENT

                                    EXHIBIT K

                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASEHOLD ESTATE (the "Assignment) is made and entered into as of the ___ day of _________, 2005, by and between UNICORN WISCONSIN, LLC, a Delaware limited liability company ("Assignor"), and ____________________________________ duly qualified to transact business in the District of Columbia ("Assignee").

                                    RECITALS

     WHEREAS, Seller is the owner of a leasehold interest under that certain Lease dated December 21, 1959, recorded among the land records of the District of Columbia (the "LAND RECORDS") on December 28, 1959, as Instrument No. 40566 in Liber 11360 at folio 70, from Mary A.W. Holland and Robert D. Weaver (predecessors in interest to Thomas W. Holland, Robert M. Holland, Mary Charlotte Parr and Margaret W. Krull; collectively, the "GROUND LESSOR") to Norbick Realty Company, as predecessor to Mortgagor, as amended and assigned pursuant to: (i) that certain Amendment to Lease, dated February 8, 1963, recorded February 14, 1963, as Instrument No. 4952 in Book 11949 at folio 385 of the Land Records; (ii) that certain Amended Lease dated December 31, 1963, recorded on June 18, 1964, as Instrument No. 20584 in Liber 12228 at folio 73 of the Land Records; (iii) that certain Assignment of Leasehold Interest dated August 8, 1966, recorded on August 15, 1966, as Instrument No. 26678 in Liber 12654 at folio 196 of the Land Records; (iv) that certain Assignment of Leasehold Interest dated August 1, 1966, recorded on August 15, 1966, as Instrument No. 26679 in Liber 12654 at folio 199 of the Land Records; (v) that certain Amendment to Lease dated May 23, 1980, recorded May 30, 1980, as Instrument No. 17500 of the Land Records; (vi) that certain Assignment of Leasehold dated January 10, 1984, recorded January 11, 1984, as Instrument No. 1028 of the Land Records; (vii) that certain Assignment of Leasehold to 2233 Wisconsin Avenue Associates dated September 28, 1984, recorded December 31, 1984, as Instrument No. 47361 of the Land Records; (viii) that certain Assignment of Leasehold to The Georgetown Building Associates Limited Partnership dated March 6, 1986, recorded March 7, 1986, as Instrument No. 9580 of the Land Records; (ix)that certain Substitute Trustee's Assignment of Leasehold Interest, dated January 12, 2000, recorded on January 13, 2000, as Instrument Number 2000004734 of the Land Records; (x) that certain Assignment of Leasehold Interest, dated December 14, 2000, by KeyKey Realty, Inc., a District of Columbia corporation, as Assignor, to Athena Wisconsin LLC, a Delaware limited liability company ("ATHENA"), as Assignee, recorded on December 18, 2000 as Instrument Number 2000115036 of the Land Records; (xi) that certain Amendment to Amended Lease dated December 15, 2000, recorded December 18, 2000, as Instrument No. 2000115037 of the Land Records; (xii) that certain assignment of the Ground Lease by Athena to Mortgagor, to be recorded in the Land Records prior to the recording of this Mortgage; (xiii) that certain Second Amendment to Ground Lease dated on or about the date hereof, recorded in the Land Records _________________, which Ground Lease covers certain real property located at 2233 Wisconsin Avenue N.W., Washington, D.C. as more particularly described on Exhibit A annexed hereto, (the "LAND").

     WHEREAS, Assignor and Assignee entered into that certain Agreement of Purchase and Sale Agreement dated ________________ (the "Sale Agreement") pursuant to which the Assignee has agreed to acquire from Assignor all of Assignor's interest in the Ground Lease; and

     WHEREAS, Assignor and Assignee desire to evidence in writing the assignment by Assignor to Assignee of all of Assignor's right, title and interest under the Ground Lease and the assumption by Assignee of all obligations, duties and covenants thereunder arising from and after the effective date of this Assignment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

                                    AGREEMENT

     1. Assignment and Assumption. Assignor hereby irrevocably assigns, sets over, transfers, and conveys to Assignee all of Assignor's right, title and interest in and to the Ground Lease which assignment shall be effective from and after the date hereof for the remainder of the term of the Ground Lease. Assignee hereby accepts this Assignment and the rights granted herein. Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Ground Lease and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder accruing from and after the date hereof with respect to the Ground Lease and agrees to (a) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from the date hereof, and (b) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the date hereof.

     2. General Provisions.

          a. Successors. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

          b. Counterparts. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

          c. Governing Law. This Assignment and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the District of Columbia without regard to its principals of conflicts of law.

          d. Special Provisions. This Assignment shall not merge with or limit, or otherwise expand or restrict, any provision of the Sale Agreement. The parties expressly recognize and agree that the provisions of the Sale Agreement shall govern and control the rights and obligations of the parties thereto with respect to all matters described therein, including, without limitation, the acknowledgement that this Assignment is being expressly made without any representations and warranties except as may be expressly set forth in the Sale Agreement.

     IN WITNESS WHEREOF, this Assignment was made and executed as of the date first written above.

                                        ASSIGNOR:

                                        UNICORN WISCONSIN, LLC, a Delaware
                                        limited liability company

                                        By: Unicorn Management, Inc, a Delaware
                                            corporation, its manager


                                        By:                               (Seal)
                                            -----------------------------
                                            Reuven Uberman, President


                                        ASSIGNEE:

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                        [ACKNOWLEDGMENTS BEGIN NEXT PAGE]

District of Columbia, to-wit:

     I, the undersigned, a Notary Public in and for the District of Columbia, DO HEREBY CERTIFY that Reuven Uberman who is personally well known to me to be the person(s) named as President of UNICORN MANAGEMENT, INC. a Delaware limited liability company, on behalf of UNICORN WISCONSIN LLC, a Delaware limited liability company, the Assignor in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the ______ _day of ___________, 2005, who did personally appear before me in said District, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said UNICORN MANAGEMENT, INC. in its capacity as manager /member of UNICORN WISCONSIN LLC

     GIVEN under my hand and seal this ___ day of _______________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
(Notary Seal)

STATE OF                         )
                                 ) ss
COUNTY OF                        )

I, the undersigned, a Notary Public in and for the above jurisdiction, DO HEREBY CERTIFY that _________________________________ _who is personally well known to me to be the person(s) named as __________________________ of _________________, a __________________________, the Assignee in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the _______ day of ____________, 2005, who did personally appear before me in said jurisdiction, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said _______________________________.

     GIVEN under my hand and seal this __ day of _____________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

                                  (Notary Seal)

                                    EXHIBIT L

               FORM OF ASSIGNMENT AND ASSUMPTION OF TENANT LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF OCCUPANCY LEASES (the "Assignment") is made effective as of __________, 2005, by and between UNICORN WISCONSIN, LLC, a Delaware limited liability company ("Assignor"), and ________________________ duly qualified to transact business in the District of Columbia ("Assignee").

                                   WITNESSETH:

     WHEREAS, contemporaneously with the execution hereof, Assignee has purchased from Assignor, and Assignor has sold to Assignee, all of Assignor's interest in certain real property described on Exhibit A attached hereto and made a part hereof, and the buildings and other improvements thereon (the "Property"), as being more fully described in that certain Agreement of Purchase and Sale dated __________________, 2005 by and between Assignor as Seller and Assignee as Purchaser (the "Agreement"); and

     WHEREAS, contemporaneously with such sale, Assignor desires to assign to Assignee all of Assignor's interest in and to all Lease Agreements affecting the Property, a schedule of which being attached hereto as Exhibit B and made a part hereof (the "Leases"), and Assignee desires to accept such assignment and assume the obligations of lessor which first arise under the Leases on and after the date hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee hereby agree as follows:

     3. Subject to the terms, covenants, conditions, and provisions of the Leases and this Assignment, Assignor hereby transfers, conveys, and assigns to Assignee all of its right, title, and interest as landlord in, to and under the Leases.

     4. Assignee hereby accepts the transfer, conveyance, and assignment of the Leases and those security deposits received this date from Assignor, a schedule of which also being attached hereto as Exhibit C, and subject to the terms of the Agreement, assumes all rights, duties, obligations, and liabilities of Assignor under the Leases accruing after the Closing (as defined in the Agreement).

     5. This Assignment shall not merge with or limit, or otherwise expand or restrict, any provision of the Agreement. The parties expressly recognize and agree that the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, the acknowledgment that this Assignment is being expressly made without any representations and warranties by Assignor, except as otherwise expressly set forth in the Agreement.

     6. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, heirs, successors, and assigns.

     7. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment and Assumption to be executed by its duly authorized representative.

     IN WITNESS WHEREOF, this Assignment was made and executed as of the date first written above.

                                        ASSIGNOR:

                                        UNICORN WISCONSIN, LLC, a Delaware
                                        limited liability company

                                        By: Unicorn Management, Inc, a Delaware
                                            corporation, its manager


                                        By:                              (Seal)
                                            -----------------------------
                                            Reuven Uberman, President


                                        ASSIGNEE:

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                        [ACKNOWLEDGMENTS BEGIN NEXT PAGE]

District of Columbia, to-wit:

     I, the undersigned, a Notary Public in and for the District of Columbia, DO HEREBY CERTIFY that Reuven Uberman who is personally well known to me to be the person(s) named as President of UNICORN MANAGEMENT, INC. a Delaware limited liability company, on behalf of UNICORN WISCONSIN LLC, a Delaware limited liability company, the Assignor in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the ______ _day of ___________, 2005, who did personally appear before me in said District, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said UNICORN MANAGEMENT, INC. in its capacity as manager/member of UNICORN WISCONSIN LLC

     GIVEN under my hand and seal this ___ day of _______________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
(Notary Seal)

STATE OF                         )
                                 ) ss
COUNTY OF                        )

I, the undersigned, a Notary Public in and for the above jurisdiction, DO HEREBY CERTIFY that _________________________________ _who is personally well known to me to be the person(s) named as __________________________ of _________________, a __________________________, the Assignee in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the _______ day of ____________, 2005, who did personally appear before me in said jurisdiction, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said _______________________________.

     GIVEN under my hand and seal this ___ day of _______________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

                                  (Notary Seal)

                                    EXHIBIT M

    FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND ASSIGNMENT OF
                       ASSIGNABLE PERMITS AND INTANGIBLES

     THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (the "Assignment") is made effective as of __________, 2005, by and between UNICORN WISCONSIN, LLC, a Delaware limited liability company ("Assignor"), and __________________________ duly qualified to transact business in the District of Columbia ("Assignee").

                                   WITNESSETH:

     WHEREAS, contemporaneously with the execution hereof, Assignee has purchased from Assignor, and Assignor has sold to Assignee, all of Assignor's interest in certain real property described on Exhibit A attached hereto and made a part hereof, and the buildings and other improvements thereon (the "Property"), as being more fully described in that certain Agreement of Purchase and Sale dated ________________, 2005 by and between Assignor as Seller and Assignee as Purchaser (the "Agreement"); and

     WHEREAS, contemporaneously with such sale, Assignor desires to assign to Assignee all of Assignor's interest in and to all of the service contracts affecting the Property, a schedule of which being attached hereto as Exhibit B and made a part hereof (the "Contracts"), and Assignee desires to accept such assignment and assume the obligations of lessor which first arise under the Leases on and after the date hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee hereby agree as follows:

     8. Subject to the express terms and provisions of the Contracts, Assignor does hereby transfer and assign unto Assignee all of its right, title and interest under the Contracts and Assignee hereby assumes and accepts such transfer, assignment and subject to the terms of the Agreement, assumes all rights, duties, obligations, and liabilities of Assignor under the Contracts accruing after the Closing (as defined in the Agreement).

     9. This Assignment shall not merge with or limit, or otherwise expand or restrict, any provision of the Agreement. The parties expressly recognize and agree that the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, the acknowledgment that this Assignment is being expressly made without any representations and warranties by Assignor, except as otherwise expressly set forth in the Agreement.

     10. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, heirs, successors, and assigns.

     11. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment and Assumption to be executed by its duly authorized representative.

                                        ASSIGNOR:

                                        UNICORN WISCONSIN, LLC, a Delaware
                                        limited liability company

                                        By: Unicorn Management, Inc, a Delaware
                                            corporation, its manager


                                        By:                              (Seal)
                                            -----------------------------
                                            Reuven Uberman, President


                                        ASSIGNEE:

                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                        [ACKNOWLEDGMENTS BEGIN NEXT PAGE]

District of Columbia, to-wit:

     I, the undersigned, a Notary Public in and for the District of Columbia, DO HEREBY CERTIFY that Reuven Uberman who is personally well known to me to be the person(s) named as President of UNICORN MANAGEMENT, INC. a Delaware limited liability company, on behalf of UNICORN WISCONSIN LLC, a Delaware limited liability company, the Assignor in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the _______ day of ___________, 2005, who did personally appear before me in said District, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said UNICORN MANAGEMENT, INC. in its capacity as manager/member of UNICORN WISCONSIN LLC

     GIVEN under my hand and seal this ___ day of _______________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:
(Notary Seal)

STATE OF                         )
                                 ) ss
COUNTY OF                        )

I, the undersigned, a Notary Public in and for the above jurisdiction, DO HEREBY CERTIFY that _________________________________ _who is personally well known to me to be the person(s) named as __________________________ of _________________, a __________________________, the Assignee in the aforegoing and annexed Assignment and Assumption of Leasehold Interest bearing date on the _______ day of ____________, 2005, who did personally appear before me in said jurisdiction, and by virtue of the authority thereby conferred upon him/her acknowledged the same to be the act and deed of the said _______________________________.

     GIVEN under my hand and seal this ___ day of _______________, 2005.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

                                  (Notary Seal)

                                    EXHIBIT N

                              FORM OF BILL OF SALE

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UNICORN WISCONSIN, LLC, a Delaware limited liability company ("Seller"), hereby conveys to _______________________________ ("Purchaser"), all
of Seller's right, title and interest in and to those certain items of personal property described on Exhibit A attached hereto and made a part hereof (the "Personal Property") relating to certain real property known as 2233 Wisconsin Avenue, N.W., Washington, D.C.

     Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to: title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Purchaser accepts the Personal Property on an "AS IS, WHERE IS" basis.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of __________________, 2005.

                                        SELLER:

                                        UNICORN WISCONSIN, LLC, a
                                        Delaware limited liability company

                                        By: Unicorn Management, Inc, a Delaware
                                            corporation, its manager


                                        By:            (Seal)
                                            -----------------------------
                                              Reuven Uberman, President

                                    EXHIBIT O

                           LIST OF INSURANCE POLICIES


                                      -62-